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This is filed pursuant to Rule 497(c).
File Nos. 33-84270 and 811-08776

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[LOGO]
                         ALLIANCE ALL-ASIA INVESTMENT FUND, INC.
________________________________________________________________
c/o Alliance Fund Services, Inc.
P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature: Toll Free (800) 227-4618
________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                        February 1, 1999
                (as amended November 1, 1999)
________________________________________________________________

              This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus for Alliance All-Asia Investment Fund, Inc. (the "Fund") that offers the Class A, Class B and Class C shares of the Fund and the current Prospectus for the Fund that offers the Advisor Class shares of the Fund (the "Advisor Class Prospectus" and, together with the Prospectus for the Fund that offers the Class A, Class B and Class C shares of the Fund, the "Prospectus"). Copies of such Prospectuses may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS

                                                             Page

Description of the Fund...............................
Management of the Fund................................
Expenses of the Fund..................................
Purchase of Shares....................................
Redemption and Repurchase of Shares...................
Shareholder Services..................................
Net Asset Value.......................................
Dividends, Distributions and Taxes....................
Portfolio Transactions................................
General Information...................................
Financial Statements and Report of Independent
Auditors..............................................
Appendix A:  Options..................................       A-1
Appendix B:  Futures Contracts, Options on Futures ...
Contracts and Options on Foreign .....................
Currencies............................................       B-1
Appendix C:  Bond Ratings.............................       C-1
Appendix D:  Additional Information About Japan.......       D-1
Appendix E:  Certain Employee Benefit Plans...........       E-1







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____________________
(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.





















































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________________________________________________________________

                     DESCRIPTION OF THE FUND
________________________________________________________________

         Alliance All-Asia Investment Fund, Inc. (the "Fund") is a diversified, open-end investment company. Except as otherwise indicated, the investment policies of the Fund are not "fundamental policies" and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to its shareholders. The Fund's investment objective is fundamental and may not be changed without shareholder approval. There can be, of course, no assurance that the Fund will achieve its investment objective.

How the Fund Pursues its Objective

         In seeking to achieve its investment objective, the Fund will invest at least 65% of its total assets in equity securities issued by Asian companies. The Fund may invest up to 35% of its total assets in debt securities issued or guaranteed by Asian companies or by Asian governments, their agencies or instrumentalities. The Fund may also invest in equity or debt securities issued by non-Asian issuers provided that the Fund will invest at least 80% of its total assets in equity securities issued by Asian companies and Asian debt securities referred to above. The Fund expects to invest, from time to time, a significant portion which may be in excess of 50%, of its assets in equity securities of Japanese companies. For a description of Japan, see Appendix D. Equity securities are common and preferred stocks, securities convertible into common and preferred stocks and equity-linked debt securities, but do not include rights, warrants or options to subscribe for or purchase common and preferred stocks.

         The Fund defines an Asian company to be an entity that
(i) is organized under the laws of an Asian country and conducts business in an Asian country, (ii) derives 50% or more of its total revenues from business in Asian countries or (iii) issues equity or debt securities that are traded principally on a stock exchange in an Asian country.

         For purposes of this Statement of Additional
Information, Asian countries include Australia, the Democratic Socialist Republic of Sri Lanka ("Sri Lanka"), the Hong Kong Special Administrative Region ("Hong Kong"), the Islamic Republic of Pakistan ("Pakistan"), Japan, the Kingdom of Thailand ("Thailand"), Malaysia, Negara Brunei Darussalam ("Brunei"), New Zealand, the People's Republic of China ("China"), the People's Republic of Kampuchea ("Cambodia"), the Republic of China


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("Taiwan"), the Republic of India ("India"), the Republic of
Indonesia ("Indonesia"), the Republic of Korea ("South Korea"), the Republic of the Philippines ("the Philippines"), the Republic of Singapore ("Singapore"), the Socialist Republic of Vietnam ("Vietnam") and the Union of Myanmar ("Myanmar").

         Investment in Asian Countries. In the past decade, Asian countries generally have experienced a high level of real economic growth due to political and economic changes, including foreign investment and reduced government intervention in the economy. Alliance Capital Management L.P., the Fund's investment adviser (the "Adviser"), believes that certain conditions exist in Asian countries which create the potential for continued rapid economic growth. These conditions include favorable demographics and competitive wage rates, increasing levels of foreign direct investment, rising per capita incomes and consumer demand, a high savings rate and numerous privatization programs. Asian countries are also becoming more industrialized and are increasing their intra-Asian exports while reducing their dependence on Western export demand. The Adviser believes that these conditions are important to the long-term economic growth of Asian countries.

         As the economics of many Asian countries move through the "emerging market" stage, thus increasing the supply of goods, services and capital available to less developed Asian markets and helping to spur economic growth in those markets, the potential is created for many Asian companies to experience rapid growth. In addition, many Asian companies, the securities of which are listed on exchanges in more developed Asian countries, will be participants in the rapid economic growth of the lesser developed countries. These companies generally offer the advantages of more experienced management and more developed market regulation.

         As their economies have grown, the securities markets in Asian countries have also expanded. New exchanges have been created and the number of listed companies, annual trading volume and overall market capitalization have increased significantly. Additionally, new markets continue to open to foreign investments. For example, Korea and India have recently relaxed investment restrictions and Vietnamese direct investments have recently become available to U.S. investors. The Fund also offers investors the opportunity to access relatively restricted markets. The Adviser believes that investment opportunities in Asian countries will continue to expand.

         The Fund will invest in companies believed to possess rapid growth potential. Thus, the Fund will invest in smaller, emerging companies, but will also invest in larger, more established companies in such growing economic sectors as capital goods, telecommunications and consumer services.


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         The Fund may maintain not more than 5% of its net assets
in lower-rated securities and lower-rated loans and other lower-rated direct debt instruments rated below Baa by Moody's
Investors Service, Inc. ("Moody's") and BBB by Standard and
Poor's Ratings Services ("S&P"), or, if not rated, determined by The Adviser to be of equivalent quality. The Fund will not purchase a debt security that, at the time of purchase, is rated below B by Moody's and S&P, or determined by the Adviser to be of equivalent quality, but may retain a debt security the rating of which drops below B. See "Certain Risk Considerations-- Securities Ratings" and Appendix C for a description of such ratings.

         Defensive Position. For temporary defensive purposes, during periods in which conditions in securities markets or other economic or political conditions warrant, the Fund may reduce its position in equity securities and increase without limit its position in short-term, liquid, high-grade debt securities, which may include securities issued by the U.S. government, its agencies and instrumentalities ("U.S. Government Securities"), bank deposits, money market instruments, short-term (for this purpose, securities with a remaining maturity of one year or less) debt securities, including notes and bonds, and short-term foreign currency denominated debt securities rated A or higher by S&P or Moody's or, if not so rated, of equivalent investment quality as determined by the Adviser. For this purpose, the Fund will limit its investments in foreign currency denominated debt securities to securities that are denominated in currencies in which the Fund anticipates its subsequent investments will be denominated.

         Subject to its policy of investing at least 65% of its total assets in equity securities of Asian companies, the Fund may also at any time temporarily invest funds awaiting reinvestment or held as reserves for dividends and other distributions to shareholders in money market instruments referred to above.

Additional Investment Policies and Practices

         Except as otherwise noted, the Fund's investment policies described below are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and, therefore, may be changed by the Directors of the Fund without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders.

         Warrants. The Fund may invest up to 20% of its total assets in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of


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time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Fund's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

         Convertible Securities. The Fund may invest up to 25% of its total assets in convertible securities of issuers whose common stocks are eligible for purchase by the Fund under the investment policies described above. Convertible securities include bonds, debentures, corporate notes and preferred stocks. Convertible securities are such instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

         When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

         Depositary Receipts and Securities of Supranational Entities. The Fund may invest in depositary receipts, securities of supranational entities denominated in the currency of any country, securities of multinational companies and "semi-governmental securities". Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the


                                5



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issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets and depositary receipts in bearer form are designed for use in foreign securities markets. The investments of the Fund in depositary receipts are deemed to be investments in the underlying securities.

         A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include, among others, the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities," are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions which are not backed by its full faith and credit and general taxing powers.

         Equity-Linked Debt Securities. The Fund may, with the objective of realizing capital appreciation, invest up to 25% of its net assets in equity-linked debt securities. Equity-linked debt securities are securities with respect to which the amount of interest and/or principal that the issuer thereof is obligated to pay is linked to the performance of a specified index of equity securities. Such amount may be significantly greater or less than payment obligations in respect of other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by the Fund. Furthermore, as with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. The Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative. As with other securities, the Fund could lose its entire investment in equity-linked debt securities.

         Loans and other Direct Debt Instruments. The Fund may invest up to 25% of its net assets in loans and other direct debt instruments. Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other


                                6



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borrower to another party.  They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

         Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor may involve substantial risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of Asian countries will also involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

         Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

         A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified on the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the


                                7



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benefit of the Fund were determined to be subject to the claims of the agent's general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

         Direct indebtedness purchased by the Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. The Fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.

         The Fund's investment in lower-rated loans and other lower-rated direct debt instruments is subject to the Fund's policy of maintaining not more than 5% of its net assets in lower-rated securities.

         Interest Rate Transactions. The Fund may enter into interest rate swaps and may purchase or sell interest rate caps and floors. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions do not involve the delivery of securities or other underlying assets of principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. The Fund may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described in the Prospectus under "Description of the Fund-- Additional Investment Policies and Practices--Interest Rate





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Transactions."

         Options. The Fund may write covered put and call options and purchase put and call options on securities of the types in which it is permitted to invest that are traded on U.S. and foreign securities exchanges and over-the-counter, including options on market indices. The Fund will only write "covered" put and call options, unless such options are written for cross-hedging purposes. There are no specific limitations on the Fund's writing and purchasing of options.

         A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid high-grade debt securities in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

         A call option is for cross-hedging purposes if the Fund does not own the underlying security but seeks to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. In such circumstances, the Fund


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collateralizes its obligation under the option by maintaining in a segregated account with the Fund's custodian liquid assets in an amount not less than the market value of the underlying security, marked to market daily. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

         In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

         If a put option written by the Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by the Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction prior to the option expiration dates if a liquid market is available. The Fund retains the premium received from writing a put or call option whether or not the option is exercised. For additional information on the use, risk and costs of options, see Appendix A.

         The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Fund will

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effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at a time when the Adviser believes it would be advantageous to do so. See "--Illiquid Securities."

         Options on Market Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercises of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. There are no specific limitations on the Fund's purchasing and selling of options on securities indices.

         Futures Contracts and Options on Futures Contracts. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government Securities, securities issued by foreign government entities, or common stocks ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities or foreign currencies called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

         Options on futures contracts written or purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

         The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of the market value of the outstanding futures contracts of the Fund and the market value of the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of the market value of the total assets of the Fund.

         The successful use of such instruments draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses. The Fund's Custodian will place liquid assets in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under futures contracts.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

         Options on Foreign Currencies. The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. Dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. Dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter. There is no specific percentage limitation on the Fund's investments in options on foreign currencies. For additional information on the use, risks and costs of options on foreign currencies, see Appendix B.

         Forward Foreign Currency Exchange Contracts. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date, and is individually negotiated and privately traded by currency for an agreed price at a future date, and is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). The Fund may not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). To the extent required by applicable law, the Fund's Custodian will place liquid assets in a segregated account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the assets placed in a segregated account declines, additional liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the segregated account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. In addition, the Fund may use such other methods of

"cover" as are permitted by applicable law.

         While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event the Fund's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the proceeds of or rates of return on the Fund's foreign currency-denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

         The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign-currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contracts to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated. For additional information on the use, risks and costs of forward foreign currency exchange contracts, see Appendix B.

         Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities. Such transactions may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade).

         When forward commitment transactions are negotiated, the price, which generally is expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date. At the time the Fund intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

         The use of forward commitments enables the Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. No forward commitments will be made by the Fund if, as a result, the Fund's aggregate commitments under such transactions would be more than 30% of the then current value of the Fund's total assets.

         The Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date, but the Fund will enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian will maintain, in a segregated account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase securities on a forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to receive or deliver a security subject to a forward commitment prior to the settlement date of the transaction, it may incur a gain or loss. In the event the other party to a forward commitment transaction were to default, the Fund might lose the opportunity to invest money at favorable rates or to dispose of securities at favorable prices.

         Standby Commitment Agreements. The Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a security which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security ultimately is issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis. The Fund will not enter into a standby commitment with a remaining term in excess of 45 days and will limit its investment in such commitments so that the aggregate purchase price of the securities subject to the commitments will not exceed 50% of its assets taken at the time of acquisition of such commitment. The Fund will at all times maintain a segregated account with its custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

         There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund. The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Fund's net asset value. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

         Currency Swaps. The Fund may enter into currency swaps for hedging purposes. Currency swaps involve the exchange by the Fund with another party of a series of payments in specified currencies. Since currency swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained in a segregated accounting by the Fund's custodian. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transactions.

         Repurchase Agreements. The Fund may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. Currently, the Fund intends to enter into repurchase agreements only with its custodian and such primary dealers. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. This results in a fixed rate of return insulated from market fluctuations during such period. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund requires continual maintenance by its custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the resale price. In the event a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for its benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which Alliance monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

      Repurchase agreements may exhibit the characteristics of loans by the Fund. During the term of the repurchase agreement, the Fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with the Fund collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

         Illiquid Securities. The Fund will not maintain more than 15% of its net assets (taken at market value) in illiquid securities. For this purpose, illiquid securities include, among others (a) direct placement or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., many individually negotiated currency swaps and any assets used to cover currency swaps, most privately negotiated investments in state enterprises that have not yet conducted initial equity offerings, when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (b) over-the-counter options and all assets used to cover over-the-counter options and (c) repurchase agreements not terminable within seven days.

         The Fund may not be able to readily sell illiquid securities. Such securities are unlike securities which are traded in the open market and which can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than the Adviser's most recent estimate of their fair value. Generally, less public information is available with respect to the issuers of such securities than with respect to companies whose securities are traded on an exchange. Illiquid securities are more likely to be issued by small businesses and therefore subject to greater economic, business and market risks than the listed securities of more well-established companies. Adverse conditions in the public securities markets may at certain times preclude a public offering of an issuer's securities. To the extent that the Fund makes any privately negotiated investments in state enterprises, such investments are likely to be in securities that are not readily marketable. It is the intention of the Fund to make such investments when the Adviser believes there is a reasonable expectation that the Fund would be able to dispose of its investment within three years. There is no law in a number of the countries in which the Fund may invest similar to the U.S. Securities Act of 1933, as amended (the "Securities Act") requiring an issuer to register the public sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. However, there may be contractual restrictions on resale of securities. In addition, many countries do not have informational disclosure requirements similar in scope to those required under the U.S. Securities Exchange Act of 1934. The Adviser will monitor the illiquidity of such securities under the supervision of the Board of Directors.

         Short Sales. The Fund may make short sales of securities or maintain a short position only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short. In addition, the Fund may not make a short sale if as a result more than 25% of the Fund's net assets (taken at market value) is held as collateral for short sales at any one time. Pursuant to the Taxpayer Relief Act of 1997, if the Fund has unrealized gain with respect to a security and enters into a short sale with respect to such security, the Fund generally will be deemed to have sold the appreciated security and thus will recognize gain for tax purposes. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.
Certain special federal income tax considerations may apply to short sales which are entered into by the Fund. See "Dividends, Distributions and Taxes--United States Federal Income Taxation of the Fund--Tax Straddles."

         General. The successful use of the foregoing investment practices draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast price movements or currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts, options or forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Fund's ability to dispose of its position in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that
(i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above.

Additional Investment Policies

         Loans of Portfolio Securities. The Fund may make secured loans of its portfolio securities to entities with which it can enter into repurchase agreements, provided that liquid assets equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Fund. See "Additional Investment Policies and Practices--Repurchase Agreements" above. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser (subject to review by the Board of Directors) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan. The Fund will not lend portfolio securities in excess of 30% of the value of its total assets, nor will the Fund lend its portfolio securities to any officer, director, employee or affiliate of the Fund or the Adviser. The Board of Directors will monitor the Fund's lending of portfolio securities.

         Future Developments. The Fund may, following written notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks which exceed those involved in the activities described above.

      Portfolio Turnover. Generally, the Fund's policy with respect to portfolio turnover is to sell any security whenever, in the judgment of the Adviser, its appreciation possibilities have been substantially realized or the business or market prospects for such security have deteriorated, irrespective of the length of time that such security has been held. The Adviser anticipates that the Fund's annual rate of portfolio turnover will not exceed 150%. A 150% annual turnover rate would occur if all the securities in the Fund's portfolio were replaced one and one-half times within a period of one year. The turnover rate has a direct effect on the transaction costs to be borne by the Fund, and as portfolio turnover increases it is more likely that the Fund will realize short-term capital gains or losses.

Certain Risk Considerations

         Investment in the Fund involves the special risk considerations described below.

         Investment in Asian Countries; Risks of Foreign Investment. The securities markets of many Asian countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities settlements may in some instances be subject to delays and related administrative uncertainties. These problems are particularly severe in India, where settlement is through physical delivery, and, where currently, a severe shortage of vault capacity exists among custodial banks, although efforts are being undertaken to alleviate the shortage.

         Foreign investment in the securities markets of certain Asian countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals or impose additional taxes on foreign investors. The national policies of certain countries may restrict investment opportunities in issuers deemed sensitive to national interests. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

         The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Fund to adopt special procedures, seek local governmental approvals or other actions, any of which may involve additional costs to the Fund. The liquidity of the Fund's investments in any country in which any of these factors exist could be affected and the Adviser will monitor the effect of any such factor or factors on the Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many Asian countries are generally higher than in the United States.

         Issuers of securities in Asian jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of Asian countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Asian issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of an Asian issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Fund will invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

         The economies of individual Asian countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability or diplomatic developments could affect adversely the economy of an Asian country or the Fund's investments in such country. In the event of expropriation, nationalization or other confiscation, the Fund could lose its entire investment in the country involved. In addition, laws in Asian countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

         Investment in smaller, emerging Asian companies involves greater risk than is customarily associated with securities of more established companies. The securities of smaller companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger companies or broad market indices.

         Currency Considerations. Because substantially all of the Fund's assets will be invested in securities denominated in foreign currencies and a corresponding portion of the Fund's revenues will be received in such currencies, the dollar equivalent of the Fund's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect the Fund's income. The Fund will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While the Fund has this ability, there is no certainty as to whether and to what extent the Fund will engage in these practices. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet distribution requirements. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred.

         U.S. and Foreign Taxes. Foreign taxes paid by the Fund may be creditable or deductible by U.S. shareholders for U.S. income tax purposes. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes. Investors should review carefully the information discussed below under the heading "Dividends, Distributions and Taxes" and should discuss with their tax advisers the specific tax consequences of investing in the Fund.

         Investments in Lower-Rated Debt Securities. Debt securities rated below investment grade, i.e., Ba and lower by Moody's or BB and lower by S&P ("lower-rated securities"), or, if not rated, determined by the Adviser to be of equivalent quality, are subject to greater risk of loss of principal and interest than higher-rated securities and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. They are also generally considered to be subject to greater market risk than higher-rated securities in times of deteriorating economic conditions. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities, although the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Debt securities rated Ba by Moody's or BB by S&P are judged to have speculative characteristics or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Debt securities rated B by Moody's and SEP are judged to have highly speculative characteristics or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Debt securities having the lowest ratings for non-subordinated debt instruments assigned by Moody's or S&P (i.e., rated C by Moody's or CCC and lower by SEP) are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Adverse publicity and investor perceptions about lower- rated securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such lower-rated securities. The Adviser will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic and political conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated securities, the Adviser's research and credit analysis are a correspondingly important aspect of its program for managing the Fund's securities than would be the case if the Fund did not invest in lower-rated securities. In considering investments for the Fund, the Adviser will attempt to identify those high-risk, high-yield securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage earnings prospects and the experience and managerial strength of the issuer.

         Non-rated securities will also be considered for investment by the Fund when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.

         Certain Fundamental Investment Policies. The following restrictions, which supplement those set forth in the Fund's Prospectus, may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more or the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less.

         To reduce investment risk, as a matter of fundamental policy the Fund may not:

         (i) invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry;

        (ii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any investments are made;

       (iii) pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

        (iv) make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; or (iii) the use of repurchase agreements;

         (v) participate on a joint or joint and several basis in any securities trading account;

        (vi) invest in companies for the purpose of exercising control;

       (vii) issue any senior security within the meaning of the 1940 Act;

      (viii) make short sales of securities or maintain a short position, unless at all times when a short position is open an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short ("short sales against the box") and unless not more than 25% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes);

        (ix) (a) purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein;
              (b) purchase or sell commodities or commodity contracts including futures contracts (except foreign currencies, foreign currency options and futures, options and futures on securities and securities indices and forward contracts or contracts for the future acquisition or delivery of securities and foreign currencies and related options on futures contracts and similar contracts); (c) invest in interests in oil, gas, or other mineral exploration or development programs;
              (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act;

         (x) purchase the securities of any company that has a record of less than three years of continuous operation (including that of predecessors) if such purchase at the time thereof would cause more than 5% of its total assets, taken at current value, to be in the securities of such companies; or

        (xi) purchase puts, calls, straddles, spreads, and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets.

         In connection, with the qualification or registration of the Fund's shares for sale under the securities laws of certain states the Fund has agreed, in addition to the foregoing investment restrictions, that it will not invest in warrants (other than warrants acquired by the Fund as part of a unit or attached to securities at the time of purchase) if as a result of such warrants valued at the lower of such cost or market would exceed 10% of the value of the Fund's assets at the time of purchase.

___________________________________________________________

                     MANAGEMENT OF THE FUND
__________________________________________________________

Directors and Officers

      The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors and principal officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Each such Director and officer is also a director, trustee or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each of the following persons is 1345 Avenue of the Americas, New York, New York 10105.

Directors

         JOHN D. CARIFA,*  54, Chairman of the Board, is the
President, Chief Operating Officer and a Director of Alliance

____________________

*      An "interested person" of the Fund as defined in the 1940
       Act.

Capital Management Corporation ("ACMC"), with which he has been associated since prior to 1994.

         DAVID H. DIEVLER, 70, is an independent consultant. He was formerly a Senior Vice President of ACMC until December 1994.
His address is P.O. Box 167, Spring Lake, New Jersey 07762.

         JOHN H. DOBKIN, 57, has been the President of Historic Hudson Valley (historic preservation) since prior to 1994. Previously, he was Director of the National Academy of Design. His address is 150 White Plains Road, Tarrytown, New York 10591.

         W.H. HENDERSON, 72, joined the Royal Dutch/Shell Group in 1948 and served in Singapore, Japan, South Africa, Hong Kong and London. The greater part of his service was in Japan and between 1969 and 1972 he was Managing Director and Chief Executive Officer of the Shell Company of Hong Kong Limited.
Mr. Henderson retired from the Royal Dutch/Shell Group in 1974 in order to establish his own oil and gas consultancy business.
Mr. Henderson is currently a Director of a number of investment companies. His address is Quarrey House, Charlton Horethorne, Sherborne, Dorset, DT9 4NY, England.

         STIG HOST, 73, is the Chairman and Chief Executive Officer of International Energy Corp. (oil and gas exploration), with which he has been associated since prior to 1994. He is also Chairman and Director of Kriti Exploration, Inc. (oil and gas exploration and production), Managing Director of Kriti Oil and Minerals, N.V., Chairman of Kriti Properties and Development Corporation (real estate), Chairman of International Marine Sales, Inc. (marine fuels), a Director of Florida Fuels, Inc. (marine fuels) and President of Alexander Host Foundation. He is also a Trustee of the Winthrop Focus Funds. His address is 103 Oneida Drive, Greenwich, Connecticut 06830.

         ALAN J. STOGA, 48, has been President of Zemi Investments, L.P., since 1995, President of Zemi Communications, L.L.C. and its predecessor company since 1996, and a Managing Director of Kissinger Associates, Inc. until 1995. He has continued as a member of the Board of Directors of Kissinger Associates. His address is Kissinger Associates, Inc., 350 Park Avenue, New York, New York 10022.

Officers

         JOHN D. CARIFA, Chairman and President, (see biography above).

         KATHLEEN A. CORBET, Senior Vice President, 39, is an
Executive Vice President of ACMC, with which she has been associated since prior to 1994.

         SAMIR ARORA, Vice President, 37, is a Vice President of
ACMC and Chief Investment Officer -- Indian Operations and
Portfolio Manager, since prior to 1994.

         THOMAS BARDONG, Vice President, 54, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1994.

         RUSSELL BRODY, Vice President, 32, is a Vice President and Head Trader of the London desk of ACL with which he has been associated since July 1997. Prior thereto, he was Head of European Equity Dealing with Lombard Odier et Cie, London office, since prior to 1994.

         HIROSHI MOTOKI, Vice President, 42, is a Senior Vice President, a Portfolio Manager and Director of Asian Equities of ACMC. Prior thereto, he was a Japanese Technology/Auto Analyst for ACMC for with which he has been associated since prior to 1994.

         MARK D. GERSTEN, Treasurer and Chief Financial Officer, 49, is a Senior Vice President of Alliance Fund Services, Inc. ("AFS") and a Vice President of Alliance Fund Distributors, Inc. ("AFD"), with which he has been associated since prior to 1994.

         EDMUND P. BERGAN. JR., Secretary, 49, is a Senior Vice
President and the General Counsel of AFD and AFS, with which he has been associated since prior to 1994.

         DOMENICK PUGLIESE, Assistant Secretary, 38, is a Vice
President and Assistant General Counsel of AFD, with which he has been associated since May 1995. Previously, he was a Vice
President and Counsel of Concord Financial Holding Corporation since prior to 1994.

         ANDREW L. GANGOLF, Assistant Secretary, 45, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since December 1994. Prior thereto, he was a Vice President and Assistant Secretary of Delaware Management Company, Inc. since prior to 1994.

         EMILIE D. WRAPP, Assistant Secretary, 43, is a Vice
President and Assistant General Counsel of AFD, with which she has been associated since prior to 1994.

         VINCENT S. NOTO, Controller, 34, is a Vice President of
AFS, with which he has been associated since prior to 1994.

         The aggregate compensation to be paid by the Fund to each of the Directors during the Fund's fiscal year ended
October 31, 1998, the aggregate compensation paid to each of the

Directors during calendar year 1998 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other registered investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                              Total Number
                                                              Investment
                                              Total Number    Portfolios
                                              of Investment   within the
                                              Companies in    Alliance Fund
                                Total         the Alliance    Complex,
                                Compensation  Complex,        Including the
                                From the      including the   Fund, as to
                   Aggregate    Alliance Fund Fund, as to     which the
                   Compensation Complex,      which Director  Director is a
                   from the     Including the is a Director   Director or
Name of Director   Fund         Fund          or Trustee      Trustee
________________   ____________ _____________ ____________    ______________

John D. Carifa      $0           $0                 50            114
David H. Dievler    $5,550       $216,288           43             80
John H. Dobkin      $5,425       $185,363           41             91
W.H. Henderson      $5,450       $ 26,950            4              4
Stig Host           $5,450       $ 26,950            4              4
Alan Stoga          $5,325       $ 26,450            4              4

      As of October 8, 1999, the Directors and officers of the Fund as a group owned less than 1% of any other class of shares of the Fund.

Adviser

         Alliance Capital Management L.P., a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

      The Adviser is a leading international adviser managing client accounts with assets as of September 30, 1999 totaling more than $317 billion (of which more than $143 billion represented assets of investment companies). As of September 30, 1999, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 28 of the nation's FORTUNE 100 companies), for public employee retirement funds in 31 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by the Adviser, comprising 118 separate investment portfolios, currently have approximately 4.8 million shareholder accounts.

     Alliance Capital Management Corporation ("ACMC") is the general partner of the Adviser and a wholly owned subsidiary of The Equitable Life Assurance Society of the United States ("Equitable"). Equitable, one of the largest life insurance companies in the United States, is the beneficial owner of an approximately 55.4% partnership interest in the Adviser. Alliance Capital
Management Holding L.P. ("Alliance Holding") owns an approximately 41.9% partnership interest in the Adviser.*
Equity interests in Alliance Holding are traded on the New York Stock Exchange in the form of units.
Approximately 98% of such interests are owned by the public and management or employees of the Adviser and approximately 2% are owned by Equitable. Equitable is a wholly owned subsidiary of AXA Financial, Inc.
("AXA Financial"), a Delaware corporation whose shares are traded on the New York Stock Exchange. AXA Financial serves as the holding company for the Adviser, Equitable and Donaldson, Lufkin & Jenrette, Inc., an integrated investment and merchant bank. As of June 30, 1999, AXA, a French insurance holding company, owned approximately
58.2% of the issued and outstanding shares of common stock of AXA Financial.

________________________
* Until October 29, 1999, Alliance Holding served as the investment adviser to the Fund. On that date, Alliance Holding reorganized by transferring its business to the Adviser. Prior thereto, the Adviser had no material business operations. One result of the reorganization was that the Advisory Agreement, then between the Fund and Alliance Holding, was transferred to the Adviser by means of a technical assignment, and ownership of Alliance Fund Distributors, Inc. and Alliance
Fund Services, Inc., the Fund's principal underwriter and transfer agent, respectively, also was transferred to the Adviser.

  Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnishes the Fund, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

         As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, it also may utilize personnel employed by the Adviser or by other subsidiaries of Equitable. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors. The Fund paid to the Adviser a total of $26,707 in respect of such services during the fiscal year of the Fund ended October 31, 1998.

         Under the Advisory Agreement, the Fund pays the Adviser a fee at the annual rate of 1.00% of the value of the average daily net assets of the Fund. The Adviser has agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an accrual basis 3.00%, 3.70% 3.70% and 2.70% of average net assets, respectively, for Class A, Class B, Class C and Advisor Class shares. The fee is accrued daily and paid monthly.
For the fiscal years ended October 31, 1996, October31, 1997 and October 31, 1998, the Adviser received advisory fees of $290,315, $343,746 and $178,047, respectively, from the Fund.
Of that $71,729 was waived by the Adviser for the fiscal year ended October 31, 1996, $42,986 was waived by the Adviser for the fiscal year ended October 31, 1997 and 134,448 was waived by the Adviser for the fiscal year ended October 31, 1998.

         The Advisory Agreement became effective on October 21, 1994 having been approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Advisory Agreement or interested persons as defined in the 1940 Act of any such party, at a meeting called for that purpose and held on October 20, 1994, and by the Fund's initial shareholder on October 20, 1994.

      The Advisory Agreement will remain in force for successive twelve-month periods (computed from each July 1), provided that such continuance is approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case, approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party as defined by the Act. Most recently, the continuance of the Advisory Agreement until June 30, 2000 was approved by a vote, cast in person, of the Directors, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for that purpose and held on April 30, 1999.

         The Advisory Agreement is terminable without penalty by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund.
When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

      The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AFD Exchange Reserves, Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Global Dollar Government Fund, Inc., Alliance Global Environment Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance Health Care Fund, Inc., Alliance High Yield Fund, Inc., Alliance Institutional Funds, Inc., Alliance Institutional Reserves, Inc., Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Limited Maturity Government Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance Select Investors Series, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Fund, Inc., The Alliance Portfolios and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Administrator

         Alliance Capital Management L.P. has been retained under an administration agreement (the "Administration Agreement") to perform administrative services necessary for the operation of the Fund (in such capacity, the "Administrator").

         Pursuant to the Administration Agreement and in consideration of its administrative fee, the Administrator will perform or arrange for the performance of the following services
(i) prepare and assemble reports required to be sent to Fund shareholders and arrange for the printing and dissemination of such reports to shareholders; (ii) assemble reports required to be filed with the Securities and Exchange Commission (the "Commission") and file such completed reports with the Commission; (iii) arrange for the dissemination to shareholders of the Fund's proxy materials and oversee the tabulation of proxies by the Fund's transfer agent; (iv) negotiate the terms and conditions under which custodian services will be provided to the Fund and the fees to be paid by the Fund to its custodian in connection therewith; (v) negotiate the terms and conditions under which dividend disbursing services will be provided to the Fund, and the fees to be paid by the Fund in connection therewith; review the provision of dividend disbursing services to the Fund; (vi) calculate, or arrange for the calculation of, the net asset value of the Fund's shares; (vii) determine the amounts available for distribution as dividends and distributions to be paid by the Fund to its shareholders; prepare and arrange for the printing of dividend notices to shareholders; and provide the Fund's dividend disbursing agent and custodian with such information as is required for it to effect the payment of dividends and distributions and to implement the Fund's dividend reinvestment plan; (viii) assist in providing to the Fund's independent accountants such information as is necessary for such accountants to prepare and file the Fund's federal income and excise tax returns and the Fund's state and local tax returns;
(ix) monitor compliance of the Fund's operations with the 1940 Act and with its investment policies and limitations as currently in effect; (x) provide accounting and bookkeeping services (including the maintenance of such accounts, books and records of the Fund as may be required by Section 31(a) of the 1940 Act and the rules and regulations thereunder); and (xi) make such reports and recommendations to the Board as the Board reasonably requests or deems appropriate.

         For the services rendered to the Fund and related expenses borne by the Administrator, the Fund will pay the Administrator a monthly fee at the annual rate of .15 of 1% of the Fund's average daily net assets. For the fiscal year ended
October 31, 1996, 1997 and 1998, the Administrator received administration fees of $43,547, $32,908 and $26,707, respectively.

_______________________________________________________________

                      EXPENSES OF THE FUND
______________________________________________________________

Distribution Services Agreement

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 under the 1940 Act (the "Rule 12b-1 Plan").

    During the Fund's fiscal year ended October 31, 1998, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $13,958 which constituted .30%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during the period, and the Adviser made payments from its own resources as described above aggregating $216,622. Of the $230,580 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class A shares, $29,788 was spent on advertising, $3,357 on the printing and mailing of prospectuses for persons other than current shareholders, $92,943 for compensation to broker-dealers and other financial intermediaries (including, $60,203 to the Fund's Principal Underwriters), $6,615 for compensation to sales personnel, and $97,877 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

      During the Fund's fiscal year ended October 31, 1998, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $100,279, which constituted 1.0%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during the period, and the Adviser made payments from its own resources as described above aggregating $321,096. Of the $421,375 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class B shares, $41,823 was spent on advertising, $3,331 on the printing and mailing of prospectuses for persons other than current shareholders, $222,131 for compensation to broker-dealers and other financial intermediaries (including, $96,821 to the Fund's Principal Underwriters), $9,953 for compensation to sales personnel, $132,551 was spent on printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $11,586 was spent on interest relating to Class B shares financing.

      During the Fund's fiscal year ended October 31, 1998, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $18,084, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during the period, and the Adviser made payments from its own resources as described above aggregating $78,146. Of the $96,230 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class C shares, $10,303 was spent on advertising, $957 on the printing and mailing of prospectuses for persons other than current shareholders, $47,953 for compensation to broker-dealers and other financial intermediaries (including, $23,668 to the Fund's Principal Underwriters), $2,071 for compensation to sales personnel, $32,877 was spent on printing of sales literature, travel, entertainment, due diligence, other promotional expenses, and $2,069 was spent on interest relating to Class C shares financing.</R?

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge and respective distribution services fee on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provides for the financing of the distribution of the relevant class of the Fund's shares.

      With respect to Class A shares of the Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. AFD's compensation with respect to Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from contingent deferred sales charges ("CDSCs"). The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

    Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal period, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund were, respectively, $2,011,503 (22.74% of the net assets of Class B) and $240,465
(14% of the net assets of Class C).

      The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to
 .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

      In approving the 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

      The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

      The Agreement will continue in effect for successive twelve-month periods (computed from each July 1), provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently, the continuance of the Agreement until June 30, 2000 was approved by a vote, cast in person, of the Directors, including a majority of the Directors who are not parties to the Agreement or interested persons of any such party, at a meeting called for that purpose and held on April 30, 1999.

    In the event that the Rule 12b-1 Plan is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and (ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

         The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreement. In the event that a change in these laws prevented a bank from providing such services, it is expected that other services arrangements would be made and that shareholders would not be adversely affected.

Transfer Agency Agreement

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the Adviser located at 500 Plaza Drive, Secaucus, New Jersey 07094, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C contingent deferred sales charges. For the fiscal year ended October 31, 1998, the Fund paid AFS $125,660 for the transfer agency services.

_______________________________________________________________

                       PURCHASE OF SHARES
______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Buy Shares."

General

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares") without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge, in each case as described below. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents"), and (iii) the Principal Underwriter.

         Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by the categories of investors described in clauses (i) through (iv) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares) or,
(iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by the Principal Underwriter for investment in Advisor Class shares.

         Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "--Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently
4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset value of the Class A and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. Eastern time. Certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representatives, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

      In addition to the discount or commission paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent to locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge when applicable) and Class B and Class C shares bear the expense of the contingent deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than those borne by Class A and Advisor
Class shares, (iv) each of Class A, B and C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders and Advisor Class shareholders and the Class A shareholders, the Class B shareholders and Advisor Class shareholders will vote separately by class and, (v) Class B shares and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and Class C Shares**

         The alternative purchase arrangements available with respect to Class A, Class B and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charge on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans and certain employee benefit plans) for more than $250,000 for Class B shares. (See Appendix E for information concerning the eligibility of certain employee benefit plans to purchase Class B shares at net asset value without being subject to a contingent deferred sales charge and the ineligibility of certain such plans to purchase Class A shares.) Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not

____________________

** Advisor Class shares are sold only to investors as described above in this section under "--General."

all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         During the Fund's fiscal years ended October 31, 1996, October 31, 1997 and October 31, 1998, the aggregate amount of underwriting commissions payable with respect to shares of the Fund was $326,972, $51,997, and $81,416, respectively. Of that amount, the Principal Underwriter received the amount of $13,206, $2,570 and $0, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal years ended in 1998, 1997, and 1996, the Principal Underwriter received contingent deferred sales charges of $437, $0 and $0, respectively, on Class A Shares, $69,438, $73,693 and $9,985, respectively, on Class B shares, and $1,601, $1,152 and $0, respectively, on Class C shares.

Class A Shares

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          Sales Charge

                                            Discount or
                                            Commission
                                  As % of   to Dealers
                        As % of   the       or Agents
                        Net       Public    As % of
Amount of               Amount    Offering  Offering
Purchase                Invested  Price     Price
________                ________  ________  ____________

Less than
  $100,000 .  .  .      4.44%     4.25%     4.00%
$100,000 but
  less than
  $250,000 .  .  .      3.36      3.25      3.00
250,000 but
  less than
  $500,000 .  .  .      2.30      2.25      2.00
500,000 but
  less than
  $1,000,000*. . .      1.78      1.75      1.50

_________________
* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling
Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.


         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but be subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which investors may pay a reduced initial sales charge are described below.

         Combined Purchase Privilege. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of

21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -Quality Bond Portfolio
  -U.S. Government Portfolio
Alliance Global Dollar Government Fund, Inc.
Alliance Global Environment Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Health Care Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance International Fund
Alliance International Premier Growth Fund, Inc.
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio

  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
  -Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting AFS at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

         Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

         (i)  the investor's current purchase;

        (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

       (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         Statement of Intention. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B,
Class C and/or Advisor Class shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will be necessary to invest only a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting AFS at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         Certain Retirement Plans. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and
(ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         Reinstatement Privilege. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that
(i) such reinvestment is made within 120 calendar days after the redemption or repurchase date and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         Sales at Net Asset Value. The Fund may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without any contingent deferred sales charge to certain categories of investors including:

         (i) investment management clients of the Adviser or its affiliates;

        (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter AFS and their affiliates; officers and directors of ACMC, the Principal Underwriter, AFS and their affiliates; officers, directors and present full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund);

       (iii) the Adviser, the Principal Underwriter, AFS and their affiliates; and certain employee benefit plans for employees of the Adviser, the Principal
              Underwriter, AFS and their affiliates;

        (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their services and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent;

         (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediaries, or its affiliates or agents, for services in the nature of investment advisory or administrative services;

        (vi)  persons who establish to the Principal
              Underwriter's satisfaction that they are investing within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and

       (vii) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to
              Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

Class B Shares

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                        Contingent Deferred Sales Charge as a
Years Since Purchase     % of Dollar Amount Subject to Charge
___________________     ____________________________________

First                             4.0%
Second                            3.0%
Third                             2.0%
Fourth                            1.0%
Fifth and thereafter              None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative or by the estate of any such person or relative, or (iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systematic Withdrawal Plan" below).

         Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and

Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A and Advisor
Class shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares."

         In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and Advisor Class shares.

Conversion of Advisor Class Shares to Class A Shares

      Advisor Class shares may be held solely through the fee-based program accounts and employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--General," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If
(i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary, in each case, that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fee. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

_______________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Redemption

         Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Fund for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer of shares for which no stock certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from AFS. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to AFS, or by checking the appropriate box on the Subscription Application found in the Prospectus.

         Telephone Redemptions--General. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching AFS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AFS at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund nor the Adviser, the Principal Underwriter or AFS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

Repurchase

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

_______________________________________________________________

                      SHAREHOLDER SERVICES
______________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

Automatic Investment Program

         Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact AFS at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, AFS and their affiliates may on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by AFS by 4:00 p.m. Eastern time on a Fund business day, as defined above, in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call AFS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

         Each Fund shareholder and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless AFS, receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone AFS with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day as defined above. Telephone requests for exchanges received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments (such as the market break of October 1987) it is possible that shareholders would have difficulty in reaching AFS by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to AFS at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or AFS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Fund being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Retirement Plans

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact AFS at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

         Alliance Fund Services, Inc.
         Retirement Plans
         P.O.  Box 1520
         Secaucus, New Jersey 07096-1520

         Individual Retirement Account ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         Employer-Sponsored Qualified Retirement Plans. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including


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

Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $1 million on or before December 15 in any year, all Class B shares or Class C shares of the Fund held by the plan can be exchanged at the plan's request, without any sales charge, for Class A shares of the Fund.

         Simplified Employee Pension Plan ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) Retirement Plan. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to AFS as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance
Fund Services, Inc.

Dividend Direction Plan

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund account, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on the shareholder's Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting AFS at the address or the "For Literature" telephone


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

number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact AFS to establish a dividend direction plan.

Systematic Withdrawal Plan

         General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current

Fund shareholders desiring to do so can obtain an application form by contacting AFS at the address or the "Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemption of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

Statements and Reports

         Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or AFS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

______________________________________________________________

                         NET ASSET VALUE
______________________________________________________________

         The per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange but listed on other United States national securities exchanges or traded on The Nasdaq Stock Market, Inc. are valued in like manner. Portfolio securities traded on the Exchange and on one or more foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices as reported by Nasdaq or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or another comparable sources.

         Listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price, If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities.

         All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless it is believed that these prices do not reflect current market value, in which case the securities will be valued in good faith by, or in accordance with procedures established by, the Board of Directors at fair value.

         The Board of Directors may suspend the determination of the Fund's, net asset value (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

______________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
______________________________________________________________

         Dividends paid by the Fund, if any, with respect to Class A, Class B, Class C and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

United States Federal Income Taxation
Of Dividends and Distributions

         General. The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under sections 851 through 855 of the Code. To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

         If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

         The Fund intends to also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to at least the sum of (i) 98% of its ordinary income for that year; (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year; and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during that year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of that calendar year, and will be taxable to these shareholders for the year declared, and not for the year in which the shareholders actually receive the dividend.

         The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income or excise taxes. However, exchange control or other regulations on the repatriation of investment income, capital or the proceeds of securities sales, if any exist or are enacted in the future, may limit the Fund's ability to make distributions sufficient in amount to avoid being subject to one or both of such federal taxes.

         Dividends and Distributions. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income.

         The investment objective of the Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for the dividends-received deduction for corporations.

         Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

         After the end of the taxable year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

         It is the present policy of the Fund to distribute to shareholders all net investment income and to distribute realized capital gains, if any, annually. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends. The amount of any dividend or distribution paid on shares of the Fund must necessarily depend upon the realization of income and capital gains from the Fund's investments.

         A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

      Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss except in the case of a dealer or a financial institution, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

         Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a replacement if made within the period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

         Foreign Taxes. Income received by the Fund may also be subject to foreign income taxes, including withholding taxes. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election a shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received) his pro-rata share of foreign taxes paid by the Fund, (ii) treat his pro-rata share of such foreign taxes as having been paid by him, and (iii) either deduct such pro-rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against United States federal income taxes. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass through of taxes by the Fund. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each such country and (ii) the portion of dividends that represents income derived from sources within each such country.

      Backup Withholding. The Fund may be required to withhold United States federal income tax at the rate of 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's United States federal income tax liability or refunded.

United States Federal Income Taxation of the Fund

         The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

      Passive Foreign Investment Companies. If the Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder. A PFIC means any foreign corporation if, for the taxable year involved, either (i) it derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce "passive income." The Fund could elect to "mark-to-market" stock in a PFIC. Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as to the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund does elect to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

      Currency Fluctuations--"Section 988" Gains or Losses.
Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. If such distributions exceed such shareholder's basis, such excess will be treated as a gain from the sale of shares.

         Options Futures and Forward Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts generally will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         The Treasury Department has the authority to issue regulations that would permit or require the Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. The regulations issued under this authority generally should not apply to the type of hedging transactions in which the Fund intends to engage.

         With respect to equity options or options traded over-the-counter or on certain foreign exchanges, gain or loss realized by the Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

         Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

         Tax Straddles. Any option, futures contract, forward foreign currency contract, currency swap, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle". In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is ordinary and at least one position is capital. No such regulations have yet been issued. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

Taxation of Foreign Stockholders

         The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on shareholders who are non-resident alien individuals or foreign corporations may be substantially different. Foreign investors should therefore consult their counsel for further information as to the United States tax consequences of receipt of income from the Fund.

Other Taxation

         As noted above, the Fund may be subject to other state and local taxes.

_______________________________________________________________

                     PORTFOLIO TRANSACTIONS
______________________________________________________________

         The management of the Fund has the responsibility for allocating its brokerage orders and may direct orders to any broker. It is the Fund's general policy to seek favorable net prices and prompt reliable execution in connection with the purchase or sale of all portfolio securities. In the purchase and sale of over-the-counter securities, it is the Fund's policy to use the primary market makers except when a better price can be obtained by using a broker. The Board of Directors has approved, as in the best interests of the Fund and the shareholders, a policy of considering, among other factors, sales of the Fund's shares as a factor in the selection of broker-dealers to execute portfolio transactions, subject to best execution. The Adviser is authorized under the Advisory Agreement to place brokerage business with such brokers and dealers. The use of brokers who supply supplemental research and analysis and other services may result in the payment of higher commissions than those available from other brokers and dealers who provide only the execution of portfolio transactions. In addition, the supplemental research and analysis and other services that may be obtained from brokers and dealers through which brokerage transactions are effected may be useful to the Adviser in connection with advisory clients other than the Fund.

         Investment decisions for the Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

         Allocations are made by the officers of the Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

         The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution, the Fund may consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers to execute portfolio transactions for the Fund.

         The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), an affiliate of the Adviser, and with brokers which may have their transactions cleared or settled, or both, by the Pershing Division of DLJ, for which DLJ may receive a portion of the brokerage commissions. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that DLJ is an affiliate of the Adviser.

         Many of the Fund's portfolio transactions in equity securities will occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed.

Securities traded in foreign over-the-counter markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. Over-the-counter transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

         During the fiscal years ended October 31, 1996, October 31, 1997 and October 31, 1998, the Fund incurred brokerage commissions amounting in the aggregate to $395,188, $294,710 and $121,751, respectively. During the fiscal years ended October 31, 1996, October 31, 1997 and October 31, 1998, brokerage commissions amounting in the aggregate to $-0-, $-0- and $-0-, respectively, were paid to DLJ and brokerage commissions amounting in the aggregate to $4,181, $7,572 and $-0-respectively, were paid to brokers utilizing the Pershing Division of DLJ. During the fiscal year ended in October 31, 1998, the brokerage commissions paid to DLJ constituted 0% of the Fund's aggregate brokerage commissions and the brokerage commissions paid to brokers utilizing the Pershing Division of DLJ constituted 0% of the Fund's aggregate brokerage commissions. During the fiscal year ended in October 31, 1998, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, 0% were effected through DLJ and 0% were effected through brokers utilizing the Pershing Division of DLJ. During the fiscal year ended October 31, 1998, transactions in portfolio securities of the Fund aggregating $33,739,307 with associated brokerage commissions of approximately $98,651 were allocated to persons or firms supplying research services to the Fund or the Adviser.

_______________________________________________________________

                       GENERAL INFORMATION
______________________________________________________________

Capitalization

         The Fund was organized as a corporation in Maryland in 1994. The authorized capital stock of the Fund currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock and 3,000,000,000 shares of Advisor Class Common Stock, each having a par value of $.001 per share.

         All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Contract and changes in investment policy, shares of each portfolio would vote as a separate series.

         Procedures for calling a shareholders' meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act will be available to shareholders of the Fund. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

         It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

         A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Class A, B, C and Advisor Class shares have identical voting, dividend, liquidation and other rights, except that each class bears its own transfer agency expenses, each of Class A, Class B and Class C shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

      The outstanding voting shares of the Fund as of October 8, 1999 consisted of 3,521,621 Class A, 3,640,707
Class B, 905,878 Class C and 399,942 Advisor Class shares. To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund as of October 8, 1999:

                                  No. of
                                  Shares         % of
Name and Address                  of Class       Class

Class A

MLPF&S
For the Sole Benefit of
Its Customers
Attn Fund Administration (97FL3)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville,
FL 32246-6484                      241,675          6.93%

Felipe Change OH OH
PMB #139
3171 W. Olympic Blvd
Los Angeles, CA 90006-2463         400,605          11.49%

Cecilia SEO OH
PMB #139
3171 W. Olympic Blvd.
Los Angeles, CA 90006-2463         175,824          5.04%

Chul H. Paik
La Pampa 2730 Piso #4
BS As Cap Fed (1428)
Argentina                          533,668          15.30%

Ung K. Han & Myong J. Han JTTEN
PMB #139
3171 W. Olympic Blvd.
Los Angeles, Ca 90006-2463         279,035          8.00%

Hee J. Kim
PMB 531

5300 Beach Blvd. Ste 110
Buena Park, CA 90621-1292          223,649          6.41%

Class B

MLPF&S
For the Sole Benefit of
Its Customers
Attn Fund Administration (97FL4)
4800 Deer Lake Dr. East
2nd Floor
Jacksonville,
FL 32246-6484                      633,265          17.47%

Class C

Merrill Lynch
Mutual Fund Admin (97 FL5)
4800 Deer Lake Dr.
East 2nd Floor
Jacksonville,
FL 32246-6484                      164,622          18.08%

Advisor Class

Alliance Plan Div/F.T.C.
C/F Michael F. Delfino IRA
100 Montrose Station Road
Montrose, NY  10548-1015           29,247           8.31%

Alliance Plan Div/F.T.C.
FBO Maurice S. Mandel
Rollover IRA
14 Hillside Avenue
Port Washington,
NY 11050-2747-1015                 33,444           9.50%

MLPF&S for the Sole Benefit        21,499           6.11%
  of its Customers
Attn:  Fund Adm (97LNO)
4800 Deer Lake Dr East 2nd Fl.
Jacksonville, FL 32246-6484

Trust for Profit Sharing Plan
For Employees of Alliance
Capital Mgmt L.P. Plan Y
Attn. Jill Smith 32nd Fl.
1345 Avenue of the Americas
New York, NY  10105-0302           234,407          66.58%

Custodian

         Brown Brothers Harriman & Co. ("Brown Brothers"),
40 Wall Street, Boston, Massachusetts 02109, will act as the Fund's custodian for the assets of the Fund, but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, Brown Brothers may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter

         Alliance Fund Distributors, Inc., an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund. Under the Agreement, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel

      Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward &
Kissel LLP, New York, New York. Seward & Kissel LLP has relied upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland, for matters relating to Maryland law.

Independent Auditors

         Ernst & Young LLP, New York, New York, has been appointed as independent auditors for the Fund.

Performance Information

         From time to time, the Fund advertises its "total return," which is computed separately for Class A, Class B, Class C and Advisor Class shares. Such advertisements disclose the Fund's average annual compounded total return for the periods prescribed by the Commission. The Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of the Fund's shares are assumed to have been paid.

      The Fund calculates average annual total return information in the Performance Table in the Risk/Return Summary according to the Commission formula as described above. In accordance with Commission guidelines, total return information is presented for each class for the same time periods, i.e., the 1, 5 and 10 years (or over the life of the Fund, if the Fund is less than 10 years old) ending on the last day of the most recent calendar year. Since different classes may have first been sold on different dates ("Actual Inception Dates"), in some cases this can result in return information being presented for a class for periods prior to its Actual Inception Date. Where return information is presented for periods prior to the Actual Inception Date of a Class (a "Younger Class"), such information is calculated by using the historical performance of the class with the earliest Actual Inception Date (the "Oldest Class").
For this purpose, the Fund calculates the difference in total annual fund operating expenses (as a percentage of average net assets) between the Younger Class and the Oldest Class, divides the difference by 12, and subtracts the result from the monthly performance at net asset value (including reinvestment of all dividends and distributions) of the Oldest Class for each month prior to the Younger Class's Actual Inception Date for which performance information is to be shown. The resulting "pro forma" monthly performance information is used to calculate the Younger Class's average annual returns for these periods. Any conversion feature applicable to the Younger Class is assumed to occur in accordance with the Actual Inception Date for that class, not its hypothetical inception date.

      The Fund's average annual total return for the one-, five- and ten-year periods ended April 30, 1999 (or since inception through that date, as noted) were as follows:

              Year Ended        5 Years Ended    10 Years Ended
              4/30/99             4/30/99          4/30/99

Class A        6.38%             (5.02)%*             N/A
Class B        5.53%             (5.66)%*             N/A

Class C        5.67%             (5.60)%*             N/A
Advisor Class  6.62%             (13.70)%*            N/A

*Inception Dates:  Class A - November 28, 1994
                   Class B - November 28, 1994
                   Class C - November 28, 1994
                   Advisor Class - October 2, 1996

         The Fund's total return is computed separately for Class A, Class B, Class C and Advisor Class shares. The Fund's total return is not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio and the Fund's expenses. Total return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

      Advertisements quoting performance ratings of the Fund as measured by financial publications or by independent organizations such as Lipper, Inc. and Morningstar, Inc. and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or may be placed in newspapers, magazines such as Barrons, Business Week, Changing Times, Forbes, Investor's Daily, Money Magazine, The New York Times and The Wall Street Journal or other media on behalf of the Fund. The Fund is ranked by Lipper in the category known as "Pacific Region Funds".

Additional Information

         Any shareholder inquiries may be directed to the shareholder's broker or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

_______________________________________________________________

     FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT AUDITORS
______________________________________________________________

ALLIANCE ALL-ASIA INVESTMENT FUND

SEMI-ANNUAL REPORT
APRIL 30, 1999


PORTFOLIO OF INVESTMENTS
APRIL 30, 1999 (UNAUDITED)
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-92.3%
AUSTRALIA-10.4%
Lend Lease Corp., Ltd.                           33,000     $    444,900
National Australia Bank, Ltd.                    22,000          428,311
Publishing & Broadcasting, Ltd.                  70,000          470,498
Qantas Airways, Ltd.                            220,000          604,178
Tabcorp Holdings, Ltd.                           43,750          355,815
Telstra Corp., Ltd.                              63,000          341,860
                                                             ------------
                                                               2,645,562

HONG KONG-7.9%
Cheung Kong Holdings, Ltd.                       24,000          218,301
China Telecom (Hong Kong), Ltd.
  Cl. H (a)                                     160,000          365,384
Johnson Electric Holdings, Ltd.                  80,000          238,945
Li & Fung, Ltd.                                 100,000          245,138
NG Fung Hong, Ltd.                              220,000          212,883
Sun Hung Kai Properties, Ltd.                    32,000          279,715
Television Broadcast, Ltd.                       60,000          243,847
VTech Holdings, Ltd.                             60,000          205,141
                                                             ------------
                                                               2,009,354

INDIA-13.6%
BFL Software, Ltd. (a)                           28,000          517,434
Digital Equipment India, Ltd.                    21,000          201,951
India Information Technology Fund (a)            46,320          972,720
Infosys Technologies, Ltd. (ADR) (a)             18,200          751,888
  New Shares (a)                                  8,500          525,921
Leading Edge Systems, Ltd.                          200            1,483
NIIT, Ltd. Bonus Shares (a)                       5,000          194,467
Zee Telefilms, Ltd. (a)                          10,900          287,402
                                                             ------------
                                                               3,453,266

JAPAN-42.7%
Acom Co., Ltd.                                    3,000          224,827
Aeon Credit Service, Ltd.                         4,400          379,485
Ajinomoto Co., Inc.                              30,000          346,912
Alps Electric Co., Ltd.                          34,000          576,512
Bank of Tokyo-Mitsubishi, Ltd.                   34,200          504,588
Banyu Pharmaceutical Co., Ltd.                   27,000          497,383
Bridgestone Corp.                                10,000          267,951
Canon, Inc.                                      11,000          268,955
Fuji Bank, Ltd.                                  60,000          468,244
Fuji Photo Film Co.                               9,000          339,879
Honda Motor Co., Ltd.                             6,000          264,266
Hoya Corp.                                        5,000          261,671
Ibiden Co., Ltd.                                 30,000          523,760
Japan Tobacco, Inc.                                  35          351,685
Kao Corp.                                        18,000          456,688
Kita Kyushu Coca-Cola Bottling Co.,
  Ltd.                                            8,000          389,868
NTT Mobile Communications
  Network, Inc.                                       4          234,457
Rohm Co., Ltd.                                    2,000          241,156
Santen Pharmaceutical Co., Ltd.                  30,000          545,112
Shinko Electric Industries Co., Ltd.              7,000          269,625
Shiseido Co., Ltd.                               21,000          330,584
Shohkoh Fund & Co., Ltd.                            700          410,299
Takeda Chemical Industries                       21,000          912,623
TDK Corp.                                         9,000          680,511
Tokyo Electron, Ltd.                             14,000          797,153
Yamanouchi Pharmaceutical Co., Ltd.               9,000          284,865
                                                             ------------
                                                              10,829,059

PHILIPPINES-1.7%
Bank of the Philippine Islands                  135,000          426,036


6


                                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                               AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
SINGAPORE-3.8%
Natsteel Electronics, Ltd.                       74,000     $    248,659
Pacific Internet, Ltd. (a)                        4,400          349,250
Singapore Press Holdings, Ltd.                   25,000          368,449
                                                             ------------
                                                                 966,358

SOUTH KOREA-7.3%
Housing & Commercial Bank, Korea (a)             30,000          706,773
Samsung Electronics                               6,000          461,422
Samsung Fire & Marine Insurance                     600          277,661
S.K. Telecom Co., Ltd.                              227          249,430
  ADR                                            10,900          151,238
                                                             ------------
                                                               1,846,524

TAIWAN-4.7%
Hon Hai Precision Industry (a)                   45,000          244,954
Sunplus Technology Co., Ltd. (a)                 60,000          200,917
Taiwan Semiconductor Manufacturing
  Co. (a)                                       220,000          743,425
                                                             ------------
                                                               1,189,296

THAILAND-0.2%
Siam Common Bank CV pfd. (a)                     85,000           59,603

Total Common Stocks & Other Investments
  (cost $19,232,279)                                          23,425,058

TIME DEPOSIT-2.0%
UNITED STATES-2.0%
West Deutsche Landesbank Girozentrale
  4.88%, 5/03/99 (cost $500,000)                   $500          500,000

TOTAL INVESTMENTS-94.3%
  (cost $19,732,279)                                          23,925,058

Other assets less liabilities-5.7%                             1,457,131

NET ASSETS-100%                                             $ 25,382,189


(a)  Non-income producing security.

     Glossary:

     ADR - American Depositary Receipt

     See notes to financial statements.


7


STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1999 (UNAUDITED)                    ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $19,732,279)          $ 23,925,058
  Cash, at value (cost $2,339,144)                                   2,347,396
  Receivable for investment securities sold                            999,780
  Receivable for capital stock sold                                    472,357
  Dividends and interest receivable                                     23,141
  Deferred organization expense                                         21,000
  Receivable from Adviser                                               16,268
  Total assets                                                      27,805,000

LIABILITIES
  Payable for investment securities purchased                        2,214,249
  Payable for capital stock redeemed                                    26,980
  Distribution fee payable                                              14,795
  Organizational expense payable                                           311
  Accrued expenses                                                     166,476
  Total liabilities                                                  2,422,811

NET ASSETS                                                        $ 25,382,189

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $      3,371
  Additional paid-in capital                                        34,230,370
  Distributions in excess of net investment income                    (185,823)
  Accumulated net realized loss on investments and
  foreign currency transactions                                    (12,846,407)
  Net unrealized appreciation of investments and foreign
  currency denominated assets and liabilities                        4,180,678
                                                                  $ 25,382,189

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
  ($6,878,306 / 896,721 shares of capital stock
  issued and outstanding)                                                $7.67
  Sales Charge--4.25% of public offering price                            0.34
  Maximum offering price                                                 $8.01

  CLASS B SHARES
  Net asset value and offering price per share
  ($13,041,779 / 1,751,893 shares of capital stock
  issued and outstanding)                                                $7.44

  CLASS C SHARES
  Net asset value and offering price per share
  ($3,262,493 / 437,449 shares of capital stock
  issued and outstanding)                                                $7.46

  ADVISOR CLASS SHARES
  Net asset value, redemption and offering price
  per share ($2,199,611 / 284,454 shares of
  capital stock issued and outstanding)                                  $7.73


See notes to financial statements.


8


STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)

                                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes
    withheld of $5,860)                              $  59,255
  Interest                                              15,165      $   74,420

EXPENSES
  Advisory fee                                          93,396
  Distribution fee - Class A                             6,998
  Distribution fee - Class B                            50,340
  Distribution fee - Class C                            10,698
  Custodian                                             97,497
  Transfer agency                                       60,351
  Audit and legal                                       49,833
  Registration                                          25,737
  Amortization of organization expenses                 21,790
  Printing                                              19,758
  Directors' fees                                       17,053
  Administrative                                        14,009
  Miscellaneous                                         12,241
  Total expenses                                       479,701
  Less: expenses waived and reimbursed
    by the Adviser (see Note B)                       (156,232)
  Less: expense offset arrangement
    (see Note B)                                        (3,264)
  Net expenses                                                         320,205
  Net investment loss                                                 (245,785)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                          28,041
  Net realized loss on foreign currency
    transactions                                                      (418,206)
  Net change in unrealized appreciation of:
    Investments                                                      5,398,552
    Foreign currency denominated assets and
      liabilities                                                      371,167
  Net gain on investments and foreign
    currency transactions                                            5,379,554

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $5,133,769


See notes to financial statements.


9


STATEMENT OF CHANGES IN NET ASSETS            ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

                                             SIX MONTHS ENDED       YEAR ENDED
                                              APRIL 30, 1999        OCTOBER 31,
                                                (UNAUDITED)            1998
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment loss                          $ (245,785)          $ (347,926)
  Net realized loss on investments
    and foreign currency transactions            (390,165)          (7,043,756)
  Net change in unrealized
    appreciation of investments
    and foreign currency denominated
    assets and liabilities                      5,769,719            3,310,053
  Net increase (decrease) in net
    assets from operations                      5,133,769           (4,081,629)

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)                       3,897,005             (119,649)
  Total increase (decrease)                     9,030,774           (4,201,278)

NET ASSETS
  Beginning of year                            16,351,415           20,552,693
  End of period                               $25,382,189          $16,351,415


See notes to financial statements.


10


NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1999 (UNAUDITED)                    ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance All-Asia Investment Fund, Inc. (the "Fund") was organized as a Maryland corporation on September 21, 1994 and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with an initial sales charge of up to 4.25%. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. ORGANIZATION EXPENSES
Organization expenses of approximately $201,500 have been deferred and are being amortized on a straight-line basis through October, 1999.

3. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales of investments and forward exchange currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.


11


NOTES TO FINANCIAL STATEMENTS (CONTINUED)     ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

7. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under an investment advisory agreement, the Fund pays Alliance Capital Management L.P. ("the Adviser") an advisory fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly. Effective July 1, 1998 the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 3.00%, 3.70%, 3.70% and 2.70% of the daily average net assets for the Class A, Class B, Class C and Advisor Class shares, respectively. For the six months ended April 30, 1999, such waivers and reimbursement amounted to $142,223. The Adviser may terminate the waiver at any time.

Under the terms of an Administrative Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator") a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average daily net assets. For the six months ended April 30, 1999, the Adviser agreed to waive its fees. Such waiver amounted to $14,009.

The Administrator provides administrative functions to the Fund as well as other clerical services. The Administrator also prepares financial and regulatory reports for the Fund.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $42,731 for the six months ended April 30, 1999.

For the six months ended April 30, 1999, the Fund's expenses were reduced by $3,264 under an expense offset arrangement with Alliance Fund Services.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $3,117 from the sales of Class A shares, $14,249 and $2,746 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the six months ended April 30, 1999.

Brokerage commissions paid on investment transactions for the six months ended April 30, 1999 amounted to $141,509, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.


12


                                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $2,150,638 and $320,747 for Class B and Class C shares respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $20,680,869 and $18,953,483, respectively, for the six months ended April 30, 1999. There were no purchases or sales of U.S. government or government agency obligations for the six months ended April 30, 1999.

At April 30, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for finanical reporting purposes. Accordingly, gross unrealized appreciation of investments was $4,248,355 and gross unrealized depreciation of investments was $55,576 resulting in net unrealized appreciation of $4,192,779, (excluding foreign currency transactions).

The Fund had a net capital loss carryover of $12,456,151, of which $5,008,025 expires October 31, 2005, and $7,448,126, expires October 31, 2006. To the extent that any net capital loss carryover or post-October loss is used to offset future capital gains, it is probable that these gains will not be distributed to shareholders.

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. There were no forward currency contracts outstanding at April 30, 1999.


13


NOTES TO FINANCIAL STATEMENTS (CONTINUED)     ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 3,000,000,000 authorized shares.

Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     APRIL 30, 1999  OCTOBER 31, APRIL 30, 1999    OCTOBER 31,
                      (UNAUDITED)       1998       (UNAUDITED)        1998
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              885,929     2,992,159     $ 6,118,957    $ 18,903,363
Shares converted
  from Class B            10,217        11,757          65,689          78,666
Shares redeemed         (643,706)   (3,144,145)     (4,391,489)    (20,297,907)
Net increase
  (decrease)             252,440      (140,229)    $ 1,793,157    $ (1,315,878)

CLASS B
Shares sold            1,147,110     1,784,537     $ 7,532,643    $ 11,105,833
Shares converted
  to Class A             (10,502)      (12,033)        (65,689)        (78,666)
Shares redeemed         (933,483)   (1,770,993)     (6,000,887)    (11,089,438)
Net increase
  (decrease)             203,125         1,511     $ 1,466,067    $    (62,271)

CLASS C
Shares sold              400,519       419,389     $ 2,727,022    $  2,891,821
Shares redeemed         (263,120)     (370,637)     (1,765,233)     (2,560,420)
Net increase             137,399        48,752     $   961,789    $    331,401

ADVISOR CLASS
Shares sold              195,704       385,020     $ 1,236,429    $  2,330,830
Shares redeemed         (252,169)     (221,111)     (1,560,437)     (1,403,731)
Net increase
  (decrease)             (56,465)      163,909     $  (324,008)   $    927,099


NOTE F: CONCENTRATION OF RISK
Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of United States companies. The securities markets of many Asian countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.


NOTE G: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 1999.


14


FINANCIAL HIGHLIGHTS                          ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                       CLASS A
                                            -----------------------------------------------------------------
                                                                                                NOVEMBER 28,
                                            SIX MONTHS                                             1994(A)
                                               ENDED            YEAR ENDED OCTOBER 31,              TO
                                          APRIL 30, 1999 -------------------------------------  OCTOBER 31,
                                            (UNAUDITED)     1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $5.86        $7.54       $11.04       $10.45       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)(c)                      (.07)        (.10)        (.21)        (.21)        (.19)
Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                         1.88        (1.58)       (2.95)         .88          .64
Net increase (decrease) in net asset
  value from operations                         1.81        (1.68)       (3.16)         .67          .45

LESS: DISTRIBUTIONS
Distributions from net realized
  gains on investments and foreign
  currency transactions                           -0-          -0-        (.34)        (.08)          -0-
Net asset value, end of period                 $7.67        $5.86        $7.54       $11.04       $10.45

TOTAL RETURN
Total investment return based on net
  asset value (d)                              30.89%      (22.28)%     (29.61)%       6.43%        4.50%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $6,878       $3,778       $5,916      $12,284       $2,870
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       3.03%(e)(f)  3.74%(f)     3.45%        3.37%        4.42%(e)
  Expenses, before waivers/reimbursements       4.65%(e)     4.63%        3.57%        3.61%       10.57%(e)
  Net investment loss, net of waivers/
    reimbursements                             (2.24)%(e)   (1.50)%      (1.97)%      (1.75)%      (1.87)%(e)
Portfolio turnover rate                          210%          93%          70%          66%          90%


See footnote summary on page 18.


15


FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS B
                                            -----------------------------------------------------------------
                                                                                                NOVEMBER 28,
                                            SIX MONTHS                                             1994(A)
                                               ENDED            YEAR ENDED OCTOBER 31,               TO
                                          APRIL 30, 1999  ------------------------------------  OCTOBER 31,
                                            (UNAUDITED)      1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $5.71        $7.39       $10.90       $10.41       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)(c)                      (.09)        (.14)        (.28)        (.28)        (.25)
Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions                 1.82        (1.54)       (2.89)         .85          .66
Net increase (decrease) in net
  asset value from operations                   1.73        (1.68)       (3.17)         .57          .41

LESS: DISTRIBUTIONS
Distributions from net realized gains
  on investments and foreign currency
  transactions                                    -0-          -0-        (.34)        (.08)          -0-
Net asset value, end of period                 $7.44        $5.71        $7.39       $10.90       $10.41

TOTAL RETURN
Total investment return based on net
  asset value (d)                              30.30%      (22.73)%     (30.09)%       5.49%        4.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $13,042       $8,844      $11,439      $23,784       $5,170
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       3.73%(e)(f)  4.49%(f)     4.15%        4.07%        5.20%(e)
  Expenses, before waivers/reimbursements       5.44%(e)     5.39%        4.27%        4.33%       11.32%(e)
  Net investment loss, net of waivers/
    reimbursements                             (2.94)%(e)   (2.22)%      (2.67)%      (2.44)%      (2.64)%(e)
Portfolio turnover rate                          210%          93%          70%          66%          90%


See footnote summary on page 18.


16


                                              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        CLASS C
                                            -----------------------------------------------------------------
                                                                                                NOVEMBER 28,
                                             SIX MONTHS                                           1994(A)
                                               ENDED              YEAR ENDED OCTOBER 31,             TO
                                          APRIL 30, 1999  ------------------------------------  OCTOBER 31,
                                            (UNAUDITED)      1998         1997         1996         1995
                                            -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of period           $5.72        $7.40       $10.91       $10.41       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)(c)                      (.09)        (.14)        (.27)        (.28)        (.35)
Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions                 1.83        (1.54)       (2.90)         .86          .76
Net increase (decrease) in net
  asset value from operations                   1.74        (1.68)       (3.17)         .58          .41

LESS: DISTRIBUTIONS
Distributions from net realized
  gains on investments and
  foreign currency transactions                   -0-          -0-        (.34)        (.08)          -0-
Net asset value, end of period                 $7.46        $5.72        $7.40       $10.91       $10.41

TOTAL RETURN
Total investment return based on
  net asset value (d)                          30.42%      (22.70)%     (30.06)%       5.59%        4.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $3,262       $1,717       $1,859       $4,228         $597
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       3.73%(e)(f)  4.48%(f)     4.15%        4.07%        5.84%(e)
  Expenses, before waivers/reimbursements       5.49%(e)     5.42%        4.27%        4.30%       11.38%(e)
  Net investment loss, net of waivers/
    reimbursements                             (2.95)%(e)   (2.20)%      (2.66)%      (2.42)%      (3.41)%(e)
Portfolio turnover rate                          210%          93%          70%          66%          90%


See footnote summary on page 18.


17


FINANCIAL HIGHLIGHTS (CONTINUED)              ALLIANCE ALL-ASIA INVESTMENT FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                               ADVISOR CLASS
                                            ----------------------------------------------------
                                                                                   OCTOBER 2,
                                             SIX MONTHS                              1996(G)
                                               ENDED      YEAR ENDED OCTOBER 31,       TO
                                          APRIL 30, 1999  ----------------------- OCTOBER 31,
                                            (UNAUDITED)      1998         1997         1996
                                            -----------  -----------  -----------  -----------
Net asset value, beginning of period           $5.90        $7.56       $11.04       $11.65

INCOME FROM INVESTMENT OPERATIONS
Net investment loss (b)(c)                      (.06)        (.08)        (.15)          -0-
Net realized and unrealized gain
  (loss) on investments and
  foreign currency transactions                 1.89        (1.58)       (2.99)        (.61)
Net increase (decrease) in net asset
  value from operations                         1.83        (1.66)       (3.14)        (.61)

LESS: DISTRIBUTIONS
Distributions from net realized gains
  on investments and foreign
  currency transactions                           -0-          -0-        (.34)          -0-
Net asset value, end of period                 $7.73        $5.90        $7.56       $11.04

TOTAL RETURN
Total investment return based on net
  asset value (d)                              31.02%      (21.96)%     (29.42)%      (5.24)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)     $2,200       $2,012       $1,338          $27
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       2.74%(e)(f)  3.46%(f)     3.21%        4.97%(e)
  Expenses, before waivers/reimbursements       4.31%(e)     4.39%        3.43%        5.54%(e)
  Net investment loss, net of waivers/
    reimbursements                             (1.93)%(e)    1.22%       (1.51)%       1.63%(e)
Portfolio turnover rate                          210%          93%          70%          66%


(a)  Commencement of operations.

(b)  Based on average shares outstanding.

(c)  Net of expenses waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(e)  Annualized

(f) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the six months ended April 30, 1999 and the year ended October 31, 1998, the ratios of expenses to average net assets were 3.00% and 3.70% for Class A, 3.70% and 4.44% for Class B, 3.70% and 4.44% for Class C and 2.70% and 3.41% for Advisor Class shares, respectively.

(g)   Commencement of distribution.


18

ALLIANCE ALL-ASIA INVESTMENT FUND

Annual Report
October 31, 1998

Alliance Capital [LOGO](R)

PORTFOLIO OF INVESTMENTS
October 31, 1998                               Alliance All-Asia Investment Fund
================================================================================

Company                                                   Shares    U.S. $ Value
--------------------------------------------------------------------------------
COMMON STOCKS-99.0%
AUSTRALIA-7.0%
Hoyts Cinemas Group .............................        250,000    $   223,527
Normandy Mining, Ltd. ...........................        306,979        274,472
Tabcorp Holdings, Ltd. ..........................         43,750        291,163
Woolworths, Ltd. ................................        103,680         364,970
                                                                    -----------
                                                                      1,154,132
                                                                    -----------

CHINA-1.6%
Yanzhou Coal Mining Co., Ltd. Cl. H .............        912,000        178,985
Zhejiang Southeast Electric Power Co., Ltd.
  (GDR) (a)(b) ..................................          8,000         84,000
                                                                    -----------
                                                                        262,985
                                                                    -----------

HONG KONG-4.6%
Cheung Kong Holdings, Ltd. ......................         24,000        164,235
Dao Heng Bank Group, Ltd. .......................         20,000         41,575
Dickson Concepts, Ltd. ..........................        140,000        135,571
HSBC Holdings, Plc ..............................          3,300         75,629
Hutchison Whampoa, Ltd. .........................         12,000         85,991
NG Fung Hong, Ltd. ..............................        100,000         88,444
Smartone Telecom Holdings, Ltd. .................         42,000        119,303
Sun Hung Kai Properties, Ltd. ...................          7,000         48,580
                                                                    -----------
                                                                        759,328
                                                                    -----------

INDIA-13.8%
BFL Software, Ltd. (a) ..........................         18,000        223,115
Hindustan Petroleum Corp. .......................         55,300        347,395
Indian Hotels Co., Ltd. (GDR) ...................         30,000        275,250
Industrial Credit & Inv. Corp. (GDR) (b) ........         15,600         87,360
  (GDR) .........................................         15,000         84,000
Infosys Technologies, Ltd. ......................          6,000        345,480
Leading Edge Systems, Ltd. ......................         20,000        205,310
Mahanagar Telephone Nigam, Ltd. (GDR) ...........          4,500         49,388
NIIT, Ltd. ......................................         10,000        300,885
Videsh Sanchar Nigam, Ltd. (GDR) (b) ............          1,700         17,808
Zee Telefilms, Ltd. .............................         20,000        317,640
                                                                    -----------
                                                                      2,253,631
                                                                    -----------

INDONESIA-0.7%
PT Tambang Timah ................................        200,000        109,868
                                                                    -----------

JAPAN-61.7%
Acom Co., Ltd. ..................................          5,000        279,279
Advantest Corp. (c) .............................          3,000        189,189
Alps Electric Co., Ltd. .........................         14,000        192,673
Bank Of Tokyo-Mitsubishi ........................            200          1,855
Bridgestone Corp. (c) ...........................         21,000        462,162
Canon, Inc. .....................................         28,000        529,730
Daito Trust Construction Co., Ltd. ..............         29,300        250,137
Familymart Co., Ltd. ............................          3,000        152,124
Fuji Photo Film Co. (c) .........................         14,000        512,913
Honda Motor Co., Ltd. (c) .......................         19,000        570,571
Hoya Corp. (c) ..................................          6,000        256,885
Japan Tobacco, Inc. .............................             45        377,220
Kao Corp. .......................................         10,000        202,488
Kokuyo ..........................................         11,000        146,289
Mabuchi Motor Co., Ltd. .........................          3,000        195,624
Nintendo Co., Ltd. (c) ..........................          6,400        541,433
Nippon Electric Glass Co., Ltd. .................         15,000        156,371
NTT Mobile Comm Network Inc. ....................             21        758,559
Promise Co., Ltd. ...............................          5,000        226,083
Rohm Co. (c) ....................................          6,000        530,245
Santen Pharmaceutical Co. (c) ...................         24,000        411,634
Shin-Etsu Chemical Co., Ltd. ....................         10,000        199,056
Shohkoh Fund & Co., Ltd. ........................          1,300        395,410
Sony Corp. (c) ..................................          9,100        577,778
Takeda Chemical Industries ......................         18,000        585,328

PORTFOLIO OF INVESTMENTS (continued)           Alliance All-Asia Investment Fund
================================================================================

Company                                                   Shares    U.S. $ Value
--------------------------------------------------------------------------------
TDK Corp. .......................................         10,000    $   658,945
Uni-Charm Corp. .................................          4,000        181,896
Yamanouchi Pharmaceutical........................         19,000        544,487
                                                                    -----------
                                                                     10,086,364
                                                                    -----------

NEW ZEALAND-0.9%
Lion Nathan, Ltd. ...............................         53,700        140,762
                                                                    -----------

PHILIPPINES-4.4%
Manila Electric Co. Series B.....................        121,400        358,032
Philippine Long Distance Telephone ..............         15,000        358,736
                                                                    -----------
                                                                        716,768
                                                                    -----------

SOUTH KOREA-4.3%
Pohang Iron & Steel Co., Ltd. (ADR) .............         17,000        306,000
S.K. Telecom Co., Ltd. ..........................            570        404,037
                                                                    -----------
                                                                        710,037
                                                                    -----------

Total Common Stocks (cost $17,399,648) ..........                    16,193,875
                                                                    -----------

                                                        Principal
                                                         Amount
Company                                                   (000)     U.S. $ Value
--------------------------------------------------------------------------------
TIME DEPOSIT-5.5%
UNITED STATES-5.5%
Dresdner 5.56%, 11/02/98 (cost $900,000) ........           $900    $   900,000
                                                                    -----------

TOTAL INVESTMENTS-104.5% (cost $18,299,648) .....                    17,093,875
Other assets less liabilities-(4.5%) ............                      (742,460)
                                                                    -----------

NET ASSETS-100% .................................                   $16,351,415
                                                                    ===========

--------------------------------------------------------------------------------
(a)   Non-income producing security

(b) Securities are exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1998, these securities amounted to $189,168 or 1.16% of net assets.

(c) Securities, or a portion thereof, with an aggregate market value of $3,248,581 have been segregated to collateralize forward exchange currency contracts.

      Glossary of Terms:

      ADR - American Depositary Receipt
      GDR - Global Depositary Receipt

      See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1998                               Alliance All-Asia Investment Fund
================================================================================

ASSETS
  Investments in securities, at value (cost $18,299,648) .......   $ 17,093,875
  Cash, at value (cost $62,650) ................................         62,680
  Receivable for capital stock sold ............................        761,880
  Dividends and interest receivable ............................         52,980
  Deferred organization expenses ...............................         42,790
  Receivable from Adviser ......................................         32,412
                                                                   ------------
  Total assets .................................................     18,046,617
                                                                   ------------
LIABILITIES
  Payable for investment securities purchased ..................      1,088,940
  Unrealized depreciation of forward exchange currency contracts        388,774
  Payable for capital stock redeemed ...........................         13,599
  Distribution fee payable .....................................          9,217
  Accrued expenses .............................................        194,672
                                                                   ------------
  Total liabilities ............................................      1,695,202
                                                                   ------------
NET ASSETS .....................................................   $ 16,351,415
                                                                   ============
COMPOSITION OF NET ASSETS
  Captial stock, at par ........................................   $      2,834
  Additional paid-in capital ...................................     30,333,902
  Undistributed net investment income ..........................         59,962
  Accumulated net realized loss on investments and foreign
    currency transactions ......................................    (12,456,242)
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities ................     (1,589,041)
                                                                   ------------
                                                                   $ 16,351,415
                                                                   ============
CALCULATION OF MAXIMUM OFFERING PRICE
  Class A Shares
  Net asset value and redemption price per share
    ($3,777,878 / 644,281 shares of capital stock issued and
    outstanding) ...............................................          $5.86
  Sales charge--4.25% of public offering price .................            .25
                                                                          -----
  Maximum offering price .......................................          $6.11
                                                                          =====
  Class B Shares
  Net asset value and offering price per share
    ($8,844,303 / 1,548,768 shares of capital stock issued
    and outstanding) ...........................................          $5.71
                                                                          =====
  Class C Shares
  Net asset value and offering price per share
    ($1,717,049 / 300,050 shares of capital stock issued
    and outstanding) ...........................................          $5.72
                                                                          =====
  Advisor Class Shares
  Net asset value, redemption, and offering per share
    ($2,012,185 / 340,919 shares of capital stock issued
    and outstanding) ...........................................          $5.90
                                                                          =====

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF OPERATIONS
October 31, 1998                               Alliance All-Asia Investment Fund
================================================================================

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $21,375) ....      $   337,684
  Interest ................................................           57,155       $   394,839
                                                                 -----------

EXPENSES
  Advisory fee ............................................          178,047
  Distribution fee - Class A ..............................           13,958
  Distribution fee - Class B ..............................          100,279
  Distribution fee - Class C ..............................           18,084
  Custodian ...............................................          150,535
  Transfer agency ......................................          125,660
  Audit and legal .........................................           82,145
  Registration ............................................           55,496
  Amortization of organization expenses ...................           40,057
  Taxes ...................................................           39,043
  Printing ................................................           36,637
  Administrative ..........................................           26,707
  Directors' fees .........................................           24,000
  Miscellaneous ...........................................           21,527
                                                                 -----------
  Total expenses ..........................................          912,175
  Less expenses waived and reimbursed by the Adviser ......         (169,410)          742,765
                                                                 -----------       -----------
  Net investment loss .....................................                           (347,926)
                                                                                   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment transactions ............                         (7,442,593)
  Net realized gain on foreign currency transactions ......                            398,837
  Net change in unrealized depreciation of:
    Investments ...........................................                          3,685,890
    Foreign currency denominated assets and liabilities ...                           (375,837)
                                                                                   -----------
  Net loss on investments and foreign currency transactions                         (3,733,703)
                                                                                   -----------
NET DECREASE IN NET ASSETS FROM OPERATIONS ................                        $(4,081,629)
                                                                                   ===========

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS             Alliance All-Asia Investment Fund
================================================================================

                                                                                  Year Ended         Year Ended
                                                                                  October 31,        October 31,
                                                                                     1998               1997
                                                                                 ------------       ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss .....................................................      $   (347,926)      $   (830,892)
  Net realized loss on investments and foreign currency transactions ......         7,043,756)        (5,174,455)
  Net change in unrealized depreciation of investments and foreign currency
    denominated assets and liabilities ....................................         3,310,053         (3,031,796)
                                                                                 ------------       ------------
  Net decrease in net assets from operations ...        (4,081,629)        (9,037,143)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net realized gain on investments
    Class A ...............................................................                -0-          (362,976)
    Class B ...............................................................                -0-          (710,027)
    Class C ...............................................................                -0-          (103,481)
    Advisor Class .........................................................                -0-            (5,766)

CAPITAL STOCK TRANSACTIONS
  Net decrease ............................................................          (119,649)        (9,550,773)
                                                                                 ------------       ------------
  Total decrease ..........................................................        (4,201,278)       (19,770,166)

NET ASSETS
  Beginning of year .......................................................        20,552,693         40,322,859
                                                                                 ------------       ------------
  End of year (including undistributed net investment income of $9,051
    at October 31, 1997) ..................................................      $ 16,351,415       $ 20,552,693
                                                                                 ============       ============

--------------------------------------------------------------------------------
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 1998                               Alliance All-Asia Investment Fund
================================================================================

NOTE A: Significant Accounting Policies

Alliance All-Asia Investment Fund, Inc. (the "Fund") was organized as a Maryland corporation on September 21, 1994 and is registered under the Investment Company Act of 1940 as a open-end management investment company. The Fund offers
Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with an initial sales charge of up to 4.25%. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1.00% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Organization Expenses

Organization expenses of approximately $201,500 have been deferred and are being amortized on a straight-line basis through October, 1999.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales of investments and forward exchange currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

                                               Alliance All-Asia Investment Fund
================================================================================

4. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to foreign currency losses, resulted in a net decrease in accumulated net realized loss on investments and foreign currency transactions and a corresponding increase in undistributed net investment income. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under an investment advisory agreement, the Fund pays Alliance Capital Management L.P. ("the Adviser") an advisory fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly. Effective July 1, 1998 the Adviser has agreed to voluntarily waive its fees and bear certain expenses so that total expenses do not exceed an annual basis of 3.00%, 3.70%, 3.70% and 2.70% of the daily average net assets for the Class A, Class B, Class C and Advisor Class shares, respectively. For the year ended October 31, 1998, such waivers and reimbursement amounted to $134,448. The Adviser may terminate the voluntary waiver at any time.

Under the terms of an Administrative Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator") a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average daily net assets. For the year ended October 31, 1998, the Adviser agreed to waive its fees. Such waiver amounted to $26,707.

The Administrator provides administrative functions to the Fund as well as other clerical services. The Administrator also prepares financial and regulatory reports for the Fund.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $80,098 for the year ended October 31, 1998.

In addition, for the year ended October 31, 1998, the Fund's expenses were reduced by $8,255 under an expense offset arrangement with Alliance Fund Services. Transfer Agency fees reported in the statement of operations exclude these credits.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $9,560 from the sales of Class A shares and $437, $69,438 and $1,601 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B, and Class C shares, respectively, for the year ended October 31, 1998.

NOTES TO FINANCIAL STATEMENTS (continued)      Alliance All-Asia Investment Fund
================================================================================

Brokerage commissions paid on investment transactions for the year ended October 31, 1998 amounted to $121,751, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.

--------------------------------------------------------------------------------

NOTE C: Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $2,011,503 and $240,465 for Class B and Class C shares respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term and U.S. government obligations) aggregated $18,324,364 and $15,414,943, respectively, for the year ended October 31, 1998. There were no purchases or sales of U.S. government or government agency obligations for the year ended October 31, 1998.

At October 31, 1998, the cost of investments for federal income tax purposes was substantially the same. Accordingly, gross unrealized appreciation of investments was $1,201,054 and gross unrealized depreciation of investments was $2,406,827 resulting in net unrealized depreciation of $1,205,773 (excluding foreign currency transactions).

The Fund had a net capital loss carryover of $12,456,151, of which $5,008,025 expires October 31, 2005, and $7,448,126 expires October 31, 2006. To the extent that any net capital loss carryover or post-October loss is used to offset future capital gains, it is probable that these gains will not be distributed to shareholders.

Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gains or losses on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

                                               Alliance All-Asia Investment Fund
================================================================================

At October 31, 1998, the Fund had outstanding forward exchange currency contracts, as follows:

                                                                                   U.S. $
                                          Contract            U.S. $              Value on
                                           Amount             Current            Origination            Unrealized
                                           (000)               Value                Date               Depreciation
                                         ----------          ----------          ------------          ------------
Forward Exchange
Currency Sale Contracts
Japanese Yen,
  settling 12/17/98.............            339,681          $2,933,774          $  2,545,000          $   (388,774)

--------------------------------------------------------------------------------

NOTE E: Capital Stock

There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 3,000,000,000 authorized shares.

Transactions in capital stock were as follows:

                                         ------------------------------          ----------------------------------
                                                     SHARES                                   AMOUNT
                                         ------------------------------          ----------------------------------
                                         Year Ended          Year Ended          Year Ended            Year Ended
                                         October 31,         October 31,         October 31,           October 31,
                                            1998                1997                1998                   1997
                                         ----------          ----------          ------------          ------------
Class A
Shares sold ....................          2,992,159             774,765          $ 18,903,363          $  7,493,418
Shares issued in reinvestment of
  distributions ................                 -0-             29,448                    -0-              321,278
Shares converted from Class B ..             11,757              12,185                78,666               128,940
Shares redeemed ................         (3,144,145)         (1,145,077)          (20,297,907)          (11,393,804)
                                         ----------          ----------          ------------          ------------
Net decrease ...................           (140,229)           (328,679)         $ (1,315,878)         $ (3,450,168)
                                         ==========          ==========          ============          ============
Class B
Shares sold ....................          1,784,537           1,070,451          $ 11,105,833          $ 10,641,169
Shares issued in reinvestment of
  distributions ................                 -0-             42,591                    -0-              458,704
Shares converted to Class A ....            (12,033)            (12,388)              (78,666)             (128,940)
Shares redeemed ................         (1,770,993)         (1,735,240)          (11,089,438)          (17,475,408)
                                         ----------          ----------          ------------          ------------
Net increase (decrease) ........              1,511            (634,586)         $    (62,271)         $ (6,504,475)
                                         ==========          ==========          ============          ============
Class C
Shares sold ....................            419,389             182,241          $  2,891,821          $  1,850,152
Shares issued in reinvestment of
  distributions ................                 -0-              8,253                    -0-               88,889
Shares redeemed ................           (370,637)           (326,841)           (2,560,420)           (3,438,732)
                                         ----------          ----------          ------------          ------------
Net increase (decrease) ........             48,752            (136,347)         $    331,401          $ (1,499,691)
                                         ==========          ==========          ============          ============

NOTES TO FINANCIAL STATEMENTS (continued)      Alliance All-Asia Investment Fund
================================================================================

                                         ------------------------------          ----------------------------------
                                                     SHARES                                   AMOUNT
                                         ------------------------------          ----------------------------------
                                         Year Ended          Year Ended          Year Ended            Year Ended
                                         October 31,         October 31,         October 31,           October 31,
                                            1998                1997                1998                   1997
                                         ----------          ----------          ------------          ------------
Advisor Class
Shares sold ....................            385,020             265,011          $  2,330,830          $  2,733,346
Shares issued in reinvestment of
  distributions ................                 -0-                529                    -0-                5,766
Shares redeemed ................           (221,111)            (91,004)           (1,403,731)             (835,551)
                                         ----------          ----------          ------------          ------------
Net increase ...................            163,909             174,536          $    927,099          $  1,903,561
                                         ==========          ==========          ============          ============

--------------------------------------------------------------------------------

NOTE F: Concentration of Risk

Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of United States companies. The securities markets of many Asian countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

--------------------------------------------------------------------------------

NOTE G: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 1998.

FINANCIAL HIGHLIGHTS                           Alliance All-Asia Investment Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                ---------------------------------------------------------
                                                                        CLASS A
                                                ---------------------------------------------------------
                                                                                          November 28,
                                                         Year Ended October 31,               1994(a)
                                                --------------------------------------          to
                                                  1998             1997          1996    October 31, 1995
                                                -------          -------       -------   ----------------
Net asset value, beginning of period .....      $  7.54          $ 11.04       $ 10.45        $10.00
                                                -------          -------       -------        ------
Income From Investment Operations
Net investment loss (b)(c) ...............         (.10)            (.21)         (.21)         (.19)
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions ...........................        (1.58)           (2.95)          .88           .64
                                                -------          -------       -------        ------
Net increase (decrease) in net asset value
  from operations ........................        (1.68)           (3.16)          .67           .45
                                                -------          -------       -------        ------
Less: Distributions
Distributions from net realized gains on
  investments and foreign currency
  transactions ...........................          -0-             (.34)         (.08)           -0-
                                                -------          -------       -------        ------
Net asset value, end of period ...........      $  5.86          $  7.54       $ 11.04        $10.45
                                                =======          =======       =======        ======
Total Return
Total investment return based on net asset
  value (d) ..............................       (22.28)%         (29.61)%        6.43%         4.50%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)       $ 3,778          $ 5,916       $12,284        $2,870
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements          3.74%(e)         3.45%         3.37%         4.42%(f)
  Expenses, before waivers/reimbursements          4.63%            3.57%         3.61%        10.57%(f)
  Net investment loss, net of waivers/
    reimbursements .......................        (1.50)%          (1.97)%       (1.75)%       (1.87)%(f)
Portfolio turnover rate ..................           93%              70%           66%           90%

--------------------------------------------------------------------------------
See footnote summary on page 20.

FINANCIAL HIGHLIGHTS (continued)               Alliance All-Asia Investment Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                ---------------------------------------------------------
                                                                        CLASS B
                                                ---------------------------------------------------------
                                                                                          November 28,
                                                         Year Ended October 31,               1994(a)
                                                --------------------------------------          to
                                                  1998             1997          1996    October 31, 1995
                                                -------          -------       -------   ----------------
Net asset value, beginning of period .....      $  7.39          $ 10.90       $ 10.41        $10.00
                                                -------          -------       -------        ------
Income From Investment Operations
Net investment loss (b)(c) ...............         (.14)            (.28)         (.28)         (.25)
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions ...........................        (1.54)           (2.89)          .85           .66
                                                -------          -------       -------        ------
Net increase (decrease) in net asset value
  from operations ........................        (1.68)           (3.17)          .57           .41
                                                -------          -------       -------        ------
Less: Distributions
Distributions from net realized gains on
  investments and foreign currency
  transactions ...........................           -0-            (.34)         (.08)           -0-
                                                -------          -------       -------        ------
Net asset value, end of period ...........      $  5.71          $  7.39       $ 10.90        $10.41
                                                =======          =======       =======        ======
Total Return
Total investment return based on net asset
  value (d) ..............................       (22.73)%         (30.09)%        5.49%         4.10%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)       $ 8,844          $11,439       $23,784        $5,170
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements          4.49%(e)         4.15%         4.07%         5.20%(f)
  Expenses, before waivers/reimbursements          5.39%            4.27%         4.33%        11.32%(f)
  Net investment loss, net of waivers/
    reimbursements .......................        (2.22)%          (2.67)%       (2.44)%       (2.64)%(f)
Portfolio turnover rate ..................           93%              70%           66%           90%

--------------------------------------------------------------------------------
See footnote summary on page 20.

                                               Alliance All-Asia Investment Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                ---------------------------------------------------------
                                                                        CLASS C
                                                ---------------------------------------------------------
                                                                                          November 28,
                                                         Year Ended October 31,               1994(a)
                                                --------------------------------------          to
                                                  1998             1997          1996    October 31, 1995
                                                -------          -------       -------   ----------------
Net asset value, beginning of period .....      $  7.40          $ 10.91       $ 10.41        $10.00
                                                -------          -------       -------        ------
Income From Investment Operations
Net investment loss (b)(c) ...............         (.14)            (.27)         (.28)         (.35)
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions ...........................        (1.54)           (2.90)          .86           .76
                                                -------          -------       -------        ------
Net increase (decrease) in net asset value
  from operations ........................        (1.68)           (3.17)          .58           .41
                                                -------          -------       -------        ------
Less: Distributions
Distributions from net realized gains on
  investments and foreign currency
  transactions ...........................           -0-            (.34)         (.08)          -0-
                                                -------          -------       -------        ------
Net asset value, end of period ...........      $  5.72          $  7.40       $ 10.91        $10.41
                                                =======          =======       =======        ======
Total Return
Total investment return based on net asset
  value (d) ..............................       (22.70)%         (30.06)%        5.59%         4.10%

Ratios/Supplemental Data
Net assets, end of period (000's omitted)       $ 1,717          $ 1,859       $ 4,228        $  597
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements          4.48%(e)         4.15 %        4.07%         5.84%(f)
  Expenses, before waivers/reimbursements          5.42%            4.27%         4.30%        11.38%(f)
  Net investment loss, net of waivers/
    reimbursements .......................        (2.20)%          (2.66)%       (2.42)%       (3.41)%(f)
Portfolio turnover rate ..................           93%              70%           66%           90%

--------------------------------------------------------------------------------
See footnote summary on page 20.

FINANCIAL HIGHLIGHTS (continued)               Alliance All-Asia Investment Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                --------------------------------------------
                                                               ADVISOR CLASS
                                                --------------------------------------------
                                                  Year Ended October 31,    October 2, 1996(g)
                                                ------------------------           to
                                                  1998             1997     October 31, 1996
                                                -------          -------    ----------------
Net asset value, beginning of period .....      $  7.56          $ 11.04        $ 11.65
                                                -------          -------        -------
Income From Investment Operations
Net investment loss (b)(c) ...............         (.08)            (.15)            -0-
Net realized and unrealized gain (loss) on
  investments and foreign currency
  transactions ...........................        (1.58)           (2.99)          (.61)
                                                -------          -------        -------
Net decrease in net asset value
  from operations ........................        (1.66)           (3.14           (.61)
                                                -------          -------        -------
Less: Distributions
Distributions from net realized gains on
  investments and foreign currency
  transactions ...........................           -0-            (.34)            -0-
                                                -------          -------        -------
Net asset value, end of period ...........      $  5.90          $  7.56        $ 11.04
                                                =======          =======        =======
Total Return
Total investment return based on net asset
  value (d) ..............................       (21.96)%         (29.42)%        (5.24)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)       $ 2,012          $ 1,338        $    27
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements          3.46%(e)         3.21%          4.97%(f)
  Expenses, before waivers/reimbursements          4.39%            3.43%          5.54%(f)
  Net investment loss, net of waivers/
    reimbursements .......................         1.22%           (1.51)%         1.63%(f)
Portfolio turnover rate ..................           93%              70%            66%

--------------------------------------------------------------------------------
(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c)   Net of expenses waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(e) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the year ended October 31, 1998, the ratios of expenses to average net assets were 3.70%, 4.44%, 4.44% and 3.41% for Class A, B, C and Advisor Class shares, respectively.

(f)   Annualized.

(g)   Commencement of distribution.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                           Alliance All-Asia Investment Fund
================================================================================

To the Shareholders and Board of Directors
Alliance All-Asia Investment Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance All-Asia Investment Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance All-Asia Investment Fund, Inc. at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

New York, New York
December 2, 1998

_______________________________________________________________

                       APPENDIX A: OPTIONS
_______________________________________________________________

Options

         The Fund will only write "covered" put and call options, unless such options are written for cross-hedging purposes. The manner in which such options will be deemed "covered" is described in the Prospectus under the heading "Investment
Objective and Policies--Investment Practices--Options."

         The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

         The writer of a listed option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of a listed option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected in any particular situation.

         Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following:
(i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange ("National Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on an National Exchange, (v) the facilities of an National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or
(vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that National Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

         The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

         The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

_______________________________________________________________

  APPENDIX B:  FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS
                AND OPTIONS ON FOREIGN CURRENCIES
________________________________________________________________

Futures Contracts

         The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities, securities issued by foreign government entities or common stocks. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different price or interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

Stock Index Futures

         The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the stock index futures and movements in the price of the securities which are the subject of the hedge. The price of the stock index futures may move more than or less than the price of the securities being hedged. If the price of the stock index futures moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index future. If the price of the future moves more than the price of the stock, the Fund will experience either a loss or gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Fund may buy or sell stock index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the index, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by the Adviser. It is also possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the futures are based, although there may be deviations arising from differences between the composition of the Fund and the stocks comprising the index.

         Where futures are purchased to hedge against a possible increase in the price of stock before the Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

         In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends by the investment adviser may still not result in a successful hedging transaction over a short time frame.

         Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Options on Futures Contracts

         The Fund intends to purchase and write options on futures contracts for hedging purposes. The Fund is not a commodity pool and all transactions in futures contracts and options on futures contracts engaged in by the Fund must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against adverse market conditions.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Options on Foreign Currencies

         The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities and other high-grade liquid debt securities in a segregated account with its Custodian.

         The Fund also intends to write call options on foreign currencies for cross-hedging purposes. An option that is cross-hedged is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or other high-grade liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Additional Risks of Options on Futures Contracts
Forward Contracts and Options on Foreign Currencies

         Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on securities may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercise, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

________________________________________________________________

                    APPENDIX C:  BOND RATINGS
________________________________________________________________

Moody's Investors Service, Inc.

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impair some time in the future.

         Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing.
Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Unrated: When no rating has been assigned or when a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

         Should no rating be assigned, the reason may be one of the following:

         1. An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

         3. There is a lack of essential data pertaining to the issue or issuer.

         4. The issue was privately placed, in which case the rating is not published in Moody's publications.

         Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

         Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believe possess the strongest investment attributes are designated by the symbols Aa 1, A-1, Baa 1, Ba 1 and B 1.

Standard & Poor's Ratings Services

         AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

         AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A: Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

         BB, B, CCC, CC, C: Bonds rated BB, B, CCC, CC and C are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         C1: The rating C1 is reserved for income bonds on which no interest is being paid.

         D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Duff & Phelps Long-Term Rating Scale

         AAA: Highest credit quality. The risk factors are negligible.

         AA+, AA, AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

         A+, A, A-: Protection factors are average but adequate.
However, risk factors are more variable and greater in periods of economic stress.

         BBB+, BBB, BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

         BB+, BB, BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

         B+, B, B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

         CCC: Well below investment grade securities.
Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

         DD: Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

Fitch IBCA, Inc. Bond Ratings

         AAA: Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other that through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

         AA. Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien--in many cases directly following an AAA security-- or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

         A. A securities are strong investments and in many cases of highly active market, but are not so heavily protected as the two upper classes or possibly are of similar security but less quickly salable. As a class they are more sensitive in standing and market to material changes in current earnings of the company. With favoring conditions such securities are likely to work into a high rating, but in occasional instances changes cause the rating to be lowered.

         BBB. BBB rated bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to weaken this ability than bonds with higher ratings.

Fitch Commercial Paper and
Certificate of Deposit Ratings

         Fitch Commercial Paper Ratings are assigned at the request of an issuer to debt obligations with an original maturity not in excess of 270 days. The ratings reflect Fitch current appraisal of the degree of assurance of timely payment of such debt. Fitch is compensated for this service by an annual fee paid by the issuer under a contractual agreement which specifies among other things that ratings may be changed or withdrawn at any time if, in Fitch's sole judgment, changing circumstances warrant such action.

         Fitch Certificate of Deposit ratings are assigned at the request of the issuer to deposits with maturities of up to three years. Ratings apply to uninsured principal and interest and reflect only those credit characteristics inherent in certificates of deposit. Such ratings should be considered only in the context of ratings assigned to certificates of deposit and not to ratings which may be assigned to non-deposit liabilities. Ratings for CDs with maturities over three years will be assigned bond rating symbols. For definitions refer to page 1 of the Rating Register.

         Fitch commercial paper ratings are grouped into four categories, two of which are defined below:

         Fitch-1 (Highest Grade): Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

         Fitch-2 (Very Good Grade): Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

Fitch Investment Note Ratings

         Fitch Investment Note Ratings are grouped into four categories with the indicated symbols. The ratings on notes with maturities generally up to three years reflect Fitch's current appraisal of the degree of assurance of timely payment, whatever the source.

         FIN-1 -- Notes assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         FIN-2 -- Notes assigned this rating reflect a degree of assurance for timely payment only slightly less in degree than the highest category.

         A plus symbol may be used in the three highest categories to indicate relative standing. The Note Ratings will usually correspond with Bond Ratings, although certain security enhancements or market access may mean that notes will not track bond.

________________________________________________________________

         APPENDIX D:  ADDITIONAL INFORMATION ABOUT JAPAN
________________________________________________________________

         The information in this section is based on material obtained by the Fund from various Japanese governmental and other sources believed to be accurate but has not been independently verified by the Fund or the Adviser. It is not intended to be a complete description of Japan, its economy or the consequences of investing in Japanese securities.

         Japan, located in eastern Asia, consists of four main islands: Hokkaido, Honshu, Kyushu and Shikoku, and many small islands. Its population is approximately 126 million.

GOVERNMENT

         The government of Japan is a representative democracy whose principal executive is the Prime Minister. Japan's legislature (known as the Diet) consists of two houses, the House of Representatives (the lower house) and the House of Councillors
(the upper house).

POLITICS

         From 1955 to 1993, Japan's government was controlled by the Liberal Democratic Party (the "LDP"), the major conservative party. In August 1993, after a main faction left the LDP over the issue of political reform, a non-LDP coalition government was formed consisting of centrist and leftist parties and was headed by Prime Minister Morihiro Hosokawa. In April 1994, Mr. Hosokawa resigned due to allegations of personal financial irregularities. The coalition members thereafter agreed to choose as prime minister the foreign minister, Tsutomu Hata. As a result of the formation of a center-right voting bloc, however, the Japan Socialist Party (the "JSP"), a leftist party, withdrew from the coalition. Consequently, Mr. Hata's government was a minority coalition, the first since 1955, and was therefore unstable. In June 1994, Mr. Hata and his coalition were replaced by a new coalition made up of the JSP (since renamed the "Social Democratic Party (the "SDP")), the LDP and the small New Party Sakigake (the "Sakigake"). This coalition, which surprised many because of the historic rivalries between the LDP and the SDP, was led by Tomiichi Murayama, the first Socialist prime minister in 47 years. Mr. Murayama stepped down in January 1996 and was succeeded as Prime Minister by Liberal Democrat Ryutaro Hashimoto. By September 1996, when Prime Minister Hashimoto called for a general election on October 20, 1996, the stability of the SDP-LDP-Sakigake coalition had become threatened. Both the SDP and the Sakigake had lost more than half their seats in the lower house of the Diet when a faction of the Sakigake split off to form the Democratic Party of Japan. Their strength was further diminished as a result of the October 20, 1996 House of Representatives election. Although the LDP was 12 seats short of winning a majority in that election, it was able to reduce the margin to three seats and to achieve enough support from its two former coalition parties, the SDP and the Sakigake, as well as independents and other conservatives, to return Japan to a single-party government for the first time since 1993. Mr. Hashimoto was reappointed as Prime Minister on November 7, 1996. Subsequent to the 1996 elections, the LDP established and is maintaining a majority in the House of Representatives as individual members have joined the ruling party. By 1998 the popularity of the LDP had declined, due to dissatisfaction with Mr. Hashimoto's leadership, and in the July 12, 1998 House of Councillors election, the LDP's representation fell to 103 seats from 120 seats. As a result of the LDP's defeat, on July 13, 1998, Mr. Hashimoto announced his resignation as Prime Minister and was replaced by Keizo Obuchi on July 24, 1998. On January 14, 1999, the LDP formed a coalition government with a major opposition party. As a result, Mr. Obuchi's administration strengthened its position in the Diet, where it increased its majority in the House of Representatives and reduced its shortfall in the House of Councillors. A new three-party coalition government was formed on October 5, 1999 that further strengthens the position of Mr. Obuchi's administration in the Diet. The new coalition holds 357 of 500 seats in the House of Representatives and 141 of 252 seats in the House of Councillors. The opposition is dominated by the new Minshuto (Democratic Party of Japan), which was established in April 1998 by various opposition groups and parties. The next general election (House of Representatives) is scheduled to occur in October 2000.

ECONOMY

         The Japanese economy maintained an average annual growth rate of 2.1% in real GDP terms from 1990 through 1994, compared with 2.4% for the United States during the same period. In 1995 and 1996, Japan's real GDP growth was 1.4% and 5.2%, respectively. In 1997 and 1998, Japan's real GDP growth rate fell to 1.4% and -2.9%, respectively. Following five consecutive quarters in which Japan experienced a negative real GDP growth rate, resulting in the longest contraction of the economy since the Japanese government began compiling such data in 1955, real GDP growth was flat in the first quarter of 1999 compared to the first quarter of 1998, but grew by 1.9% over the last quarter of 1998. Inflation has remained low, 1.3% in 1993, 0.7% in 1994, -0.1% in 1995, 0.1% in 1996, 1.7% in 1997 and 0.7% in 1998.
Between January and June 1999, the inflation rate fell from 0.2% to -0.3%. Private consumer demand showed a modest increase in the first quarter of 1999, after slowing down for several years due to uncertainty about the economy and higher consumer taxes that went into effect in April 1997. Unemployment is at its highest level since the end of World War II, rising to 4.9% in June 1999, and is not expected to fall appreciably in the foreseeable future.

         Japan's post World War II reliance on heavy industries has shifted to higher technology products assembly and, most recently, to automobile, electrical and electronic production. Japan's success in exporting its products has generated sizable trade surpluses. Since the early 1980's, Japan's relations with its trading partners have been difficult, partly due to the concentration of Japanese exports in products such as automobiles, machine tools and semiconductors and the large trade surpluses resulting therefrom, and an overall trade imbalance as indicated by Japan's balance of payments. Japan's overall trade surplus for 1994 was the largest in its history, amounting to almost $145 billion. Exports totaled $386 billion, up 9.3% from 1993, and imports were $242 billion, up 13.6% from 1993. The current account surplus in 1994 was $130 billion, down 1.5% from a record high in 1993. By 1996, Japan's overall trade surplus had decreased to $83 billion. Exports had increased to a total of $400 billion, up 3.6% from 1994, and imports had increased to a total of $317 billion, up 31.0% from 1994. During 1997, the overall trade surplus increased approximately 22% from 1996. Exports increased to a total of $409 billion, up 2% from 1996, and imports decreased to $308 billion, down 3% from 1996. During 1998, the overall trade surplus increased approximately 20% from 1997. Exports decreased to a total of $374.0 billion, down 8.6% from 1997, and imports decreased to $251.7 billion, down 18.2% from 1997. Japan remains the largest creditor nation and a significant donor of foreign aid.

         On October 1, 1994, the U.S. and Japan reached an agreement with respect to trade in insurance, glass and medical and telecommunications equipment. In June 1995, the two countries agreed in principal to increase Japanese imports of American automobiles and automotive parts. These and other agreements, however, have not been successful in addressing Japan's trade surplus with the U.S. Other current sources of tension between the two countries are disputes in connection with trade in steel, semiconductors and photographic supplies, deregulation of the Japanese insurance market, a dispute over aviation rights and access to Japanese ports. It is expected that the friction between the United States and Japan with respect to trade issues will continue for the foreseeable future.

         In response to pressures caused by the slumping Japanese economy, the fragile financial markets and the appreciating Yen, the Japanese government, in April and June 1995, announced emergency economic packages that focused on higher and accelerated public works spending and increased aid for post-earthquake reconstruction in the Kobe area. These measures helped to increase public investment and lead to faster GDP growth, but failed to produce fundamental changes. In 1997 and again in 1998, the government announced additional stimulus packages that included increased public works spending and tax cuts. These measures have also been unsuccessful in stimulating Japan's economy. In October 1998, Prime Minister Obuchi instructed his cabinet to prepare another emergency economic stimulus plan calling for even more public spending and further tax cuts. The plan was finalized in November 1998.

         In addition to the government's emergency economic packages announced in 1995, the Bank of Japan attempted to assist the financial markets by lowering its official discount rate to a record low in 1995. However, large amounts of bad debt have prevented banks from expanding their loan portfolios despite low discount rates. Japanese banks have suffered several years of declining profits and many banks have required public funds to avert insolvency. In June 1995, the Finance Ministry announced an expansion of deposit insurance and restrictions on rescuing insolvent banks. In June 1996, six bills designed to address the large amount of bad debt in the banking system were passed by the Diet, but the difficulties worsened. By the end of the 1997/98 fiscal year, the government estimated that the banking system's bad loans totaled 87.5 trillion Yen (approximately $600 billion), or 11% of outstanding bank loans.

         On December 17, 1997, in the wake of the collapse in the previous month of one of Japan's 20 largest banks, the government announced a proposal to strengthen the banks by means of an infusion of public funds and other measures. In addition, the imposition of stricter capital requirements and other supervisory reforms scheduled to go into effect in April 1998 were postponed. Subsequent to the December 1997 proposals, the government proposed a series of additional proposals, culminating, after vigorous political debate, in a set of laws that was approved by the Diet in October 1998. The new laws made $508 billion in public funds available to increase the capital of Japan's banks, to guarantee depositors'' accounts and to nationalize the weakest banks. On October 23, 1998, the Long-Term Credit Bank of Japan, Ltd., one of Japan's 19 largest banks, became the first Japanese bank to be nationalized pursuant to the new laws. On December 11, 1998, the Nippon Credit Bank, Ltd. became the second Japanese bank to be nationalized pursuant to the new laws. Since then, four additional banks have been nationalized. It is unclear whether these laws will achieve their intended effect. While the risk of collapse among Japan's largest banks has diminished as a result of the infusion of public funds there remains a high level of bad debt throughout Japan's banks. In this regard, the government has established the Resolution and Collection Bank to purchase bad loans from insolvent and solvent banks and also has established a legal framework for the securitization of bad loans. In addition to bad domestic loans, Japanese banks also have had significant exposure to the current financial turmoil in other Asian markets. The financial system's fragility is expected to continue for the foreseeable future.

         In November 1996, then Prime Minister Hashimoto announced a set of initiatives to deregulate the financial sector by the year 2001. Known as "Tokyo's Big Bang," the reforms include changes in tax laws to favor investors, the lowering of barriers between banking, securities and insurance, abolition of foreign exchange restrictions and other measures designed to revive Tokyo's status in the international capital markets and to stimulate the economy. The Big Bang was formally launched in April 1998. Some of the measures that have already been implemented include a liberalization of foreign exchange restrictions, a repeal of the ban on holding companies, allowing banks to sell mutual funds and the elimination of fixed brokerage commissions on all stock trades. Other reforms are scheduled to be implemented over the coming years. While in the long term the Big Bang is viewed as a positive step for Japan, in the current economic climate it is viewed as putting additional stress on weaker institutions.

         For the past several years, a growing budget deficit and the threat of a budget crisis have resulted in a tightening of fiscal policy. In March 1997, Prime Minister Hashimoto announced the first detailed plan for fiscal reform. The plan called for the lowering of the budget deficit to below 3% of GDP by Fiscal Year 2003/2004. In June 1997, specific proposals for spending cuts were approved by the cabinet and a Fiscal Reform Law, incorporating the proposals into binding targets, were to have been presented to the Diet late in 1997. In November 1997, however, Prime Minister Hashimoto, facing growing pressure to take steps to revitalize Japan's stagnant economy, announced a new economic plan, the "Urgent Economic Policy Package Reforming Japan for the 21st Century," which includes tax cuts and public spending. Thereafter, in April 1998, Japan announced its largest ever package of public spending and tax cuts.

         After becoming Prime Minister in July 1998 Mr. Obuchi established several advisory bodies to devise a plan to improve Japan's economy. One of these, the Economic Strategy Council, which was comprised mostly of private experts, issued a report in February 1999 that contained 234 recommendations. Less than 40 of these recommendations, those least likely to produce fundamental changes, were accepted by Japan's various government ministries. Subsequently, Mr. Obuchi formed another advisory group, the Competitiveness Commission, which resulted in the passage of the "industrial revitalization law," which became effective in October 1999. The objective of the new law is to encourage new enterprises and technologies and to write off excess capacity in the industrial sector.

         Between 1985 and 1995, the Japanese Yen generally appreciated against the U.S. Dollar. Between 1990 and 1994 the Yen's real effective exchange rate appreciated by approximately 36%. On April 19, 1995, the Japanese Yen reached an all time high of 79.75 against the U.S. Dollar. Since its peak of April 19, 1995, the Yen has generally decreased in value against the U.S. Dollar. The average Yen-Dollar exchange rates in 1996, 1997 and 1998 were 108.8, 121.0 and 130.99, respectively. In mid-1998, however, the Japanese yen began to appreciate against the U.S. dollar, reaching a 43-month high against the U.S. Dollar in September 1999. On October 13, 1999 the Bank of Japan, responding to growing political pressures, took steps to loosen monetary policy in order to lower the value of the yen.

         JAPANESE STOCK EXCHANGES. Currently, there are eight stock exchanges in Japan. The Tokyo Stock Exchange (the "TSE"), the Osaka Securities Exchange and the Nagoya Stock Exchange are the largest, together accounting for approximately 99.8% of the share trading volume and for about 98.0% of the overall trading value of all shares traded on Japanese stock exchanges during the year ended December 31, 1998. The other stock exchanges are located in Kyoto, Hiroshima, Fukuoka, Niigata and Sapporo. The chart below presents annual share trading volume (in millions of shares) and annual trading value (in billions of yen) information with respect to each of the three major Japanese stock exchanges for the years 1989 through 1998. Trading volume and the value of foreign stocks are not included.

           All Exchanges            TOKYO      OSAKA                NAGOYA
         VOLUME     VALUE      VOLUME     VALUE      VOLUME     VALUE      VOLUME     VALUE
         _______    ______     ______     _____      _______    ______     _______    _____

1998     139,757    124,102    123,198     97,392    12,836     20,532     3,367       5,986
1997     130,657    151,445    107,566    108,500    15,407     27,024     6,098      12,758
1996     126,496    136,170    101,170    101,893    20,783     27,280     4,104       5,391
1995     120,149    115,840     92,034     83,564    21,094     24,719     5,060       5,462
1994     105,937    114,622     84,514     87,356    14,904     19,349     4,720       5,780
1993     101,173    106,123     86,935     86,889    10,440     14,635     2,780       3,459
1992      82,563     80,456     66,408     60,110    12,069     15,575     3,300       3,876
1991     107,844    134,160     93,606    110,897    10,998     18,723     2,479       3,586
1990     145,837    231,837    123,099    186,667    17,187     35,813     4,323       7,301
1989     256,296    386,395    222,599    332,617    25,096     41,679     7,263      10,395

Source:  The Tokyo Stock Exchange 1994-1998, Fact Books.

THE TOKYO STOCK EXCHANGE

    OVERVIEW OF THE TOKYO STOCK EXCHANGE. The TSE is the largest of the Japanese stock exchanges and as such is widely regarded as the principal securities exchange for all of Japan. In 1998, the TSE accounted for 97.7% of the market value and 88.2% of the share trading volume on all Japanese stock exchanges. A foreign stock section on the TSE, consisting of shares of non-Japanese companies, listed 52 (out of 1,890 total companies listed on the TSE) non-Japanese companies at the end of 1998. The market for stock of Japanese issuers on the TSE is divided into a First Section and a Second Section. The First Section is generally for larger, established companies (in existence for five years or more) that meet listing criteria relating to the size and business condition of the issuing company, the liquidity of its securities and other factors pertinent to investor protection. The TSE's Second Section is for smaller companies and newly listed issuers.

    SECTOR ANALYSIS OF THE FIRST AND SECOND SECTIONS. The TSE's domestic stocks include a broad cross-section of companies involved in many different areas of the Japanese economy. At the end of 1998, the three largest industry sectors, based on market value, listed on the first section of the TSE were electric appliances, with 186 companies representing 14.06% of all domestic stocks so listed; banking, with 99 companies representing 12.0% of all domestic stocks listed on the TSE; and transportation equipment with 87 companies representing 8.7% of all domestic stocks so listed.

    MARKET GROWTH OF THE TSE. The First and Second Sections of the TSE grew in terms of both average daily trading value and aggregate year-end market value from 1982, when they were l28,320 million yen and 98,090 billion yen, respectively, through the end of 1989, when they were 1,335,810 million yen and 611,152 billion yen, respectively. Following the peak in 1989, both average daily trading value and aggregate year-end market value declined through 1992 when they were 243,362 million yen and 289,483 billion yen, respectively. In 1993 and 1994, both average daily trading value and aggregate year-end market value increased and were 353,208 and 353,666 million yen, respectively, and 324,357 and 358,392 billion yen, respectively. In 1995, average daily trading value decreased to 335,598 million yen and aggregate year-end market value increased to 365,716 billion yen. In 1996, average daily trading value increased to 412,521 million yen and aggregate year-end market value decreased to 347,578 billion yen. In 1997, average daily trading value increased to 442,858 million Yen and aggregate year-end market value decreased to 280,930 billion Yen. In 1998, average daily trading value decreased to 394,297 million yen and aggregate year-end market value decreased to 275,181 billion yen.

    MARKET PERFORMANCE OF THE FIRST SECTION. As measured by the TOPIX, a capitalization-weighted composite index of all common stocks listed in the First Section, the performance of the First Section reached a peak of 2,884.80 on December 18, 1989. Thereafter, the TOPIX declined approximately 45% through December 29, 1995. On December 30, 1996 the TOPIX closed at 1,470.94, down approximately 7% from the end of 1995. On December 30, 1997, the TOPIX closed at 1,175.03, down approximately 20% from the end of 1996. On December 30, 1998 the TOPIX closed at 1086.99, down approximately 7% from the end of 1997.

JAPANESE FOREIGN EXCHANGE CONTROLS

    Under Japan's Foreign Exchange and Foreign Trade Control Law and cabinet orders and ministerial ordinances thereunder (the "Foreign Exchange Controls"), prior notification to the Minister of Finance of Japan (the "Minister of Finance") of the acquisition of shares in a Japanese company from a resident of Japan (including a corporation) by a non-resident of Japan (including a corporation) is required unless the acquisition is made from or through a securities company designated by the Minister of Finance or if the yen equivalent of the aggregate purchase price of shares is not more than 100 million Yen. Even in these situations, if a foreign investor intends to acquire shares of a Japanese corporation listed on a Japanese stock exchange or traded on a Japanese over-the-counter market (regardless of the person from or through whom the foreign investor acquires such shares) and as a result of the acquisition the foreign investor would directly or indirectly hold 10% or more of the total outstanding shares of that corporation, the foreign investor must file a report within 15 days from the day of such acquisition with the Minister of Finance and any other minister with proper jurisdiction. In instances where the acquisition concerns national security or meets certain other conditions specified in the Foreign Exchange Controls, the foreign investor must file a prior notification with respect to the proposed acquisition with the Minister of Finance and any other minister with proper jurisdiction. The ministers may make a recommendation to modify or prohibit the proposed acquisition if they consider that the acquisition would impair the safety and maintenance of public order in Japan or harmfully influence the smooth operation of the Japanese economy. If the foreign investor does not accept the recommendation, the ministers may issue an order modifying or prohibiting the acquisition. In certain limited and exceptional circumstances, the Foreign Exchange Controls give the Minister of Finance the power to require prior approval for any acquisition of shares in a Japanese company by a non-resident of Japan.

    In general, the acquisition of shares by non-resident shareholders by way of stock splits, as well as the acquisition of shares of a Japanese company listed on a Japanese stock exchange by non-residents upon exercise of warrants or conversion of convertible bonds, are not subject to any of the foregoing notification or reporting requirements. Under the Foreign Exchange Controls, dividends paid on shares, held by non-residents of Japan and the proceeds of any sales of shares within Japan may, in general, be converted into any foreign currency and remitted abroad.

    Certain provisions of the Foreign Exchange Controls were repealed or liberalized beginning in April 1998, pursuant to the revised Foreign Exchange and Foreign Trade Law, which was approved in May 1997 as part of the plan to implement the Big Bang. Under the new law, Japanese citizens are permitted to open bank accounts abroad and companies are now permitted to trade foreign currencies without prior government approval. Additionally, the foreign exchange bank system, which required that all foreign exchange transactions be conducted through specially designated institutions, has been eliminated.

REGULATION OF THE JAPANESE EQUITIES MARKETS

    The principal securities law in Japan is the Securities and Exchange Law ("SEL") which provides overall regulation for the issuance of securities in public offerings and private placements and for secondary market trading. The SEL was amended in 1988 in order to liberalize the securities market; to regulate the securities futures, index, and option trade; to add disclosure regulations; and to reinforce the prevention of insider trading. Insider trading provisions are applicable to debt and equity securities listed on a Japanese stock exchange and to unlisted debt and equity securities issued by a Japanese corporation that has securities listed on a Japanese stock exchange or registered with the Securities Dealers Association (the "SDA"). In addition, each of the eight stock exchanges in Japan has its own constitution, regulations governing the sale and purchase of securities and standing rules for exchange contracts for the purchase and sale of securities on the exchange, as well as detailed rules and regulations covering a variety of matters, including rules and standards for listing and delisting of securities.

    The loss compensation incidents involving preferential treatment of certain customers by certain Japanese securities companies, which came to light in 1991, provided the impetus for amendments to the SEL, which took effect in 1992, as well as two reform bills passed by the Diet in 1992. The amended SEL now prohibits securities companies from operating discretionary accounts, compensating losses or providing artificial gains in securities transactions, directly or indirectly, to their customers and making offers or agreements with respect thereto. Despite these amendments, there have been certain incidents involving loss compensation. To ensure that securities are traded at their fair value, the SDA and the TSE have promulgated certain rules, effective in 1992, which, among other things, explicitly prohibit any transaction undertaken with the intent to provide loss compensation of illegal gains regardless of whether the transaction otherwise technically complies with the rules. The reform bill passed by the Diet, which took effect in 1992 and 1993, provides for the establishment of a new Japanese securities regulator and for a variety of reforms designed to revitalize the Japanese financial and capital markets by permitting banks and securities companies to compete in each other's field of business, subject to various regulations and restrictions.

    Further reforms in the regulation of the securities markets are anticipated over the next several years as the Big Bang is implemented.

____________________________________________________________

                           APPENDIX E:

                 CERTAIN EMPLOYEE BENEFIT PLANS
____________________________________________________________

    Employee benefit plans described below which are intended to be tax-qualified under section 401(a) of the Internal Revenue Code of 1986, as amended ("Tax Qualified Plans"), for which Merrill Lynch, Pierce, Fenner & Smith Incorporated or an affiliate thereof ("Merrill Lynch") is recordkeeper (or with respect to which recordkeeping services are provided pursuant to certain arrangements as described in paragraph (ii) below) ("Merrill Lynch Plans") are subject to specific requirements as to the Fund shares which they may purchase. Notwithstanding anything to the contrary contained elsewhere in this Statement of Additional Information, the following Merrill Lynch Plans are not eligible to purchase Class A shares and are eligible to purchase Class B shares of the Fund at net asset value without being subject to a contingent deferred sales charge:

(i) Plans for which Merrill Lynch is the recordkeeper on a daily valuation basis, if when the plan is established as an active plan on Merrill Lynch's recordkeeping system:

     (a)  the plan is one which is not already
          investing in shares of mutual funds or
          interests in other commingled investment vehicles of which Merrill Lynch Asset
          Management, L.P. is investment adviser or manager ("MLAM Funds"), and either (A) the aggregate assets of the plan are less than $3 million or (B) the total of the sum of
          (x) the employees eligible to participate in the plan and (y) those persons, not including any such employees, for whom a plan account having a balance therein is maintained, is less than 500, each of
          (A) and (B) to be determined by Merrill
          Lynch in the normal course prior to the date the plan is established as an active plan on Merrill Lynch's recordkeeping system (an
          "Active Plan"); or

     (b) the plan is one which is already investing in shares of or interests in MLAM Funds and the assets of the plan have an aggregate value of less than $5 million, as determined by Merrill Lynch as of the date the plan becomes an Active Plan.

          For purposes of applying (a) and (b), there are to be aggregated all assets of any Tax-
          Qualified Plan maintained by the sponsor of the Merrill Lynch Plan (or any of the sponsor's affiliates) (determined to be such by Merrill Lynch) which are being invested in shares of or interests in MLAM Funds, Alliance Mutual Funds or other mutual funds made available pursuant to an agreement between Merrill Lynch and the principal underwriter thereof (or one of its affiliates) and which are being held in a Merrill Lynch account.

(ii) Plans for which the recordkeeper is not Merrill Lynch, but which are recordkept on a daily valuation basis by a recordkeeper with which Merrill Lynch has a subcontracting or other alliance arrangement for the performance of recordkeeping services, if the plan is determined by Merrill Lynch to be so eligible and the assets of the plan are less than $3 million.

         Class B shares of the Fund held by any of the above-described Merrill Lynch Plans are to be replaced at Merrill Lynch's direction through conversion, exchange or otherwise by Class A shares of the Fund on the earlier of the date that the value of the plan's aggregate assets first equals or exceeds $5 million or the date on which any Class B share of the Fund held by the plan would convert to a Class A share of the Fund as described under "Purchase of Shares" and "Redemption and Repurchase of Shares."

         Any Tax Qualified Plan, including any Merrill Lynch Plan, which does not purchase Class B shares of the Fund without being subject to a contingent deferred sales charge under the above criteria is eligible to purchase Class B shares subject to a contingent deferred sales charge as well as other classes of shares of the Fund as set forth above under "Purchase of Shares" and "Redemption and Repurchase of Shares."










                               E-2
00250203.AX0